This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                                     ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -- seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is nei-ther insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.
PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- seeks a high level of cur-rent income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securi-ties.
HIGH-YIELD PORTFOLIO -- seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital ap-preciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally rec-ognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly specula-tive with respect to the issuer's capacity to pay interest and repay princi-pal.
TOTAL RETURN PORTFOLIO -- seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified port-folio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities. INTERNATIONAL PORTFOLIO -- seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad port-folio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests out-side the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.
GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            PROSPECTUS/May 1, 1997
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO -- seeks the highest level of cur-rent income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities de-nominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
UTILITY INCOME PORTFOLIO -- seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical perfor-mance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communica-tions equipment and services, and in the provision of other utility or utili-ty-related goods and services.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process. TECHNOLOGY PORTFOLIO -- seeks growth of capital through investment in compa-nies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.
QUASAR PORTFOLIO -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of eq-uity Securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.
REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

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                             PURCHASE INFORMATION
-------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------
This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

                                                             U.S.
                                                 GROWTH   GOVERNMENT/
                              MONEY    PREMIER     AND    HIGH GRADE    HIGH       TOTAL
                             MARKET    GROWTH    INCOME   SECURITIES    YIELD     RETURN
                            PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO* PORTFOLIO
                            --------- --------- --------- ----------- ---------- ---------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .50%      .72%      .63%       .54%         0%       .46%
   Other Expenses.........     .19%      .23%      .19%       .38%       .95%       .49%
                               ---       ---       ---        ---        ---        ---
   Total Portfolio
    Operating Expenses....     .69%      .95%      .82%       .92%       .95%       .95%
                               ===       ===       ===        ===        ===        ===

--------
* Estimated.

                                                      NORTH
                                                     AMERICAN                  GLOBAL
                             INTER-      GLOBAL     GOVERNMENT   UTILITY        DOLLAR
                            NATIONAL      BOND        INCOME      INCOME      GOVERNMENT
                            PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                            --------- ------------- ----------- ----------- --------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .04%        .44%         .19%        .19%           0%
   Other Expenses.........     .91%        .50%         .76%        .76%         .95%
                               ---         ---          ---         ---          ---
   Total Portfolio
    Operating Expenses....     .95%        .94%         .95%        .95%         .95%
                               ===         ===          ===         ===          ===
                                        WORLDWIDE                            REAL ESTATE
                             GROWTH   PRIVATIZATION TECHNOLOGY    QUASAR     INVESTMENT
                            PORTFOLIO   PORTFOLIO   PORTFOLIO** PORTFOLIO** PORTFOLIO(1)**
                            --------- ------------- ----------- ----------- --------------
  ANNUAL PORTFOLIO
   OPERATING EXPENSES
   (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
   Management Fees........     .74%        .10%         .33%          0%           0%
   Other Expenses.........     .19%        .85%         .62%        .95%         .95%
                               ---         ---          ---         ---          ---
   Total Portfolio
    Operating Expenses....     .93%        .95%         .95%        .95%         .95%
                               ===         ===          ===         ===          ===

--------
**  Annualized.
(1) Inception (1/9/97) through 3/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Portfolio.........................  $ 7     $22     $38     $ 86
Premier Growth Portfolio.......................  $10     $30     $53     $117
Growth and Income Portfolio....................  $ 8     $26     $46     $101
U.S. Government/High Grade Securities Portfo-
 lio...........................................  $ 9     $29     $51     $113
High-Yield Portfolio...........................  $10     $30     $53     $117
Total Return Portfolio.........................  $10     $30     $53     $117
International Portfolio........................  $10     $30     $53     $117
Global Bond Portfolio..........................  $ 9     $30     $52     $115
North American Government Income Portfolio.....  $10     $30     $53     $117
Utility Income Portfolio.......................  $10     $30     $53     $117
Global Dollar Government Portfolio.............  $10     $30     $53     $117
Growth Portfolio...............................  $10     $30     $51     $114
Worldwide Privatization Portfolio..............  $10     $30     $53     $117
Technology Portfolio...........................  $10     $30     $53     $117
Quasar Portfolio...............................  $10     $30     $53     $117
Real Estate Investment Portfolio...............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. "Other Expenses" for the High-Yield Portfolio are based on estimated amounts for such Portfolio's current fiscal year. Expense Infor-mation for the Money Market Portfolio, Premier Growth Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, Interna-tional Portfolio, Growth and Income Portfolio and Global Bond Portfolio have been restated to reflect current fees. The expenses listed in the table for the Money Market Portfolio, Premier Growth Portfolio, Growth and Income Port-folio, U.S. Government/High Grade Securities Portfolio, High-Yield Portfolio, Total Return Portfolio, International Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio are net of voluntary expense reimbursements, which are not required to be con-tinued indefinitely; however, the Adviser intends to continue such reimburse-ments for the foreseeable future. The expenses of the following Portfolios, before expense reimbursements, would be: Money Market Portfolio: Management Fees -- .50%, Other Expenses -- .19% and Total Portfolio Operating Expenses --
 .69%; Premier Growth Portfolio: Management Fees -- 1.00%, Other Expenses -- .23% and Total Portfolio Operating Expenses -- 1.23%; Growth and Income Port-
folio: Management Fees -- .63%, Other Expenses -- .19% and Total Portfolio Op-erating Expenses -- .82%; U.S. Government/High Grade Securities Portfolio:
Management Fees -- .60%, Other Expenses -- .38% and Total Portfolio Operating Expenses -- .98%; Total Return Portfolio: Management Fees -- .63%, Other Ex-penses -- .49% and Total Portfolio Operating Expenses -- 1.12%; International
Portfolio: Management Fees -- 1.00%, Other Expenses -- .91% and Total Portfo-lio Operating Expenses -- 1.91%; Global Bond Portfolio: Management Fees --
 .65%, Other Expenses -- .50% and Total Portfolio Operating Expenses -- 1.15%; North American Government Income Portfolio: Management Fees -- .65%, Other Ex-penses -- .76% and Total Portfolio Operating Expenses -- 1.41%; Global Dollar Government Portfolio: Management Fees -- .75%, Other Expenses -- 1.22% and To-tal Portfolio Operating Expenses -- 1.97%; Utility Income Portfolio: Manage-ment Fees -- .75%, Other Expenses -- .76% and Total Portfolio Operating Ex-penses -- 1.51%; Worldwide Privatization Portfolio: Management Fee -- 1.00%, Other Expenses -- .85% and Total Portfolio Operating Expenses -- 1.85%; Growth
Portfolio: Management Fees --.75%, Other Expenses -- .18% and Total Portfolio Operating Expenses -- .93%. The estimated expenses of the Technology Portfolio before expense reimbursements would be: Management Fees -- 1.00%, Other Ex-penses -- .62% and Total Operating Expenses -- 1.62%. The estimated expenses of the Quasar Portfolio before expense reimbursements would be: Management Fees -- 1.00%, Other Expenses -- 3.44% and Total Operating Expenses -- 4.44%. The estimated expenses of the Real Estate Investment Portfolio before expense reimbursement would be: Management Fees -- .90%, Other Expenses -- 5.10% and Total Operating Expenses -- 6.00%. The example should not be considered repre-sentative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Information has not been included in the following "Financial Highlights" tables for the High-Yield Portfolio because the High-Yield Portfo-lio has not yet begun operations. Once these Portfolios have been in operation for all or a portion of the Fund's fiscal year, the required information will be set forth for the Portfolios in a "Financial Highlights" table. Further in-formation about the Fund's performance is contained in the Fund's annual re-port, which is available without charge upon request.

                                      PREMIER GROWTH PORTFOLIO
                          -------------------------------------------------------------
                              YEAR ENDED DECEMBER 31,                 JUNE 26, 1992(A)
                          ----------------------------------------           TO
                           1996       1995       1994       1993      DECEMBER 31, 1992
                          -------    -------    -------    -------    -----------------
Net asset value, begin-
 ning of period.........  $ 17.80    $ 12.37    $ 12.79    $ 11.38         $10.00
                          -------    -------    -------    -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .08(c)     .09(c)     .03(c)     -0-(c)         .06(c)
 Net realized and
  unrealized gain (loss)
  on investments........     3.29       5.44       (.41)      1.43           1.32
                          -------    -------    -------    -------         ------
 Net increase (decrease)
  in net asset value
  from operations.......     3.37       5.53       (.38)      1.43           1.38
                          -------    -------    -------    -------         ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.10)      (.03)      (.01)      (.01)           -0-
 Distributions from net
  realized gains........    (5.37)      (.07)      (.03)      (.01)           -0-
                          -------    -------    -------    -------         ------
 Total dividends and
  distributions.........    (5.47)      (.10)      (.04)      (.02)           -0-
                          -------    -------    -------    -------         ------
 Net asset value, end of
  period................  $ 15.70    $ 17.80    $ 12.37    $ 12.79         $11.38
                          =======    =======    =======    =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    22.70%     44.85%     (2.96)%    12.63%         13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $96,434    $29,278    $37,669    $13,659         $3,760
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%       .95%       .95%      1.18%           .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.23%      1.19%      1.40%      2.05%          4.20%(e)
 Net investment income..      .52%       .55%       .42%       .22%           .96%(e)
 Portfolio turnover
  rate..................       32%        97%        38%        42%            14%
 Average commission rate
  paid(f)                  $.0609        -0-        -0-        -0-            -0-

                                      GLOBAL BOND PORTFOLIO
                               ------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                1996       1995       1994      1993      1992
                               -------    -------    ------    ------    ------
Net asset value, beginning of
 period......................  $ 12.15    $  9.82    $11.33    $11.24    $11.10
                               -------    -------    ------    ------    ------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(b)....      .67(c)     .69(c)    .57(c)    .77(c)    .64
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............      .01       1.73     (1.16)      .43      (.13)
                               -------    -------    ------    ------    ------
 Net increase (decrease) in
  net asset value from opera-
  tions......................      .68       2.42      (.59)     1.20       .51
                               -------    -------    ------    ------    ------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net invest-
  ment income................     (.84)      (.09)     (.62)     (.85)     (.28)
 Distributions from net
  realized gains.............     (.25)       -0-      (.30)     (.26)     (.09)
                               -------    -------    ------    ------    ------
 Total dividends and distri-
  butions....................    (1.09)      (.09)     (.92)    (1.11)     (.37)
                               -------    -------    ------    ------    ------
 Net asset value, end of pe-
  riod.......................  $ 11.74    $ 12.15    $ 9.82    $11.33    $11.24
                               =======    =======    ======    ======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)...................     6.21%     24.73%    (5.16)%   11.15%     4.87%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)............  $18,117    $11,553    $7,298    $6,748    $5,876
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements.............      .94%       .95%      .95%     1.50%     1.50%
 Expenses, before waivers and
  reimbursements.............     1.15%      1.77%     2.05%     1.50%     1.97%
 Net investment income.......     5.76%      6.22%     6.01%     4.85%     5.85%
 Portfolio turnover rate.....      191%       262%      102%      125%       78%

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                GROWTH AND INCOME PORTFOLIO
                          ----------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------
                            1996       1995       1994        1993       1992
                          --------    -------    -------     -------    ------
Net asset value, begin-
 ning of period.........  $  15.79    $ 11.85    $ 12.18     $ 10.99    $10.35
                          --------    -------    -------     -------    ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............       .24(c)     .27(c)     .10 (c)     .01(c)    .10(c)
 Net realized and
  unrealized gain (loss)
  on investments........      3.18       3.94       (.16)       1.27       .71
                          --------    -------    -------     -------    ------
 Net increase (decrease)
  in net asset value
  from operations.......      3.42       4.21       (.06)       1.28       .81
                          --------    -------    -------     -------    ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......      (.25)      (.13)      (.10)       (.06)     (.17)
 Distributions from net
  realized gains........     (2.56)      (.14)      (.17)       (.03)      -0-
                          --------    -------    -------     -------    ------
 Total dividends and
  distributions.........     (2.81)      (.27)      (.27)       (.09)     (.17)
                          --------    -------    -------     -------    ------
 Net asset value, end of
  period................  $  16.40    $ 15.79    $ 11.85     $ 12.18    $10.99
                          ========    =======    =======     =======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............     24.09%     35.76%      (.35)%     11.69%     7.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $126,729    $41,993    $41,702     $22,756    $7,803
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .90%       1.18%      .99%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       .82%       .79%       .91%       1.28%     2.09%
 Net investment income..      1.58%      1.95%      1.71%       1.76%     2.42%
 Portfolio turnover
  rate..................        87%       150%        95%         69%       49%
 Average commission rate
  paid(f)                   $.0602        -0-        -0-         -0-       -0-


                            U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                          ---------------------------------------------------------------
                             YEAR ENDED DECEMBER 31,                SEPTEMBER 17, 1992(A)
                          --------------------------------------             TO
                           1996       1995       1994      1993       DECEMBER 31, 1992
                          -------    -------    ------    ------    ---------------------
Net asset value, begin-
 ning of period.........  $ 11.66    $  9.94    $10.72    $ 9.89           $10.00
                          -------    -------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .66(c)     .65(c)    .28(c)    .43(c)           .14(c)
 Net realized and
  unrealized gain (loss)
  on investments........     (.39)      1.25      (.71)      .48             (.25)
                          -------    -------    ------    ------           ------
 Net increase (decrease)
  in net asset value
  from operations.......      .27       1.90      (.43)      .91             (.11)
                          -------    -------    ------    ------           ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.28)      (.18)     (.21)     (.08)             -0-
 Distributions from net
  realized gains........     (.13)       -0-      (.14)      -0-              -0-
                          -------    -------    ------    ------           ------
 Total dividends and
  distributions.........     (.41)      (.18)     (.35)     (.08)             -0-
                          -------    -------    ------    ------           ------
 Net asset value, end of
  period................  $ 11.52    $ 11.66    $ 9.94    $10.72           $ 9.89
                          =======    =======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............     2.55%     19.26%    (4.03)%    9.20%           (1.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $29,150    $16,947    $5,101    $1,350           $  785
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .92%       .95%      .95%     1.16%             .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................      .98%      1.58%     3.73%     5.42%           11.56%(e)
 Net investment income..     5.87%      5.96%     5.64%     4.59%            4.82%(e)
 Portfolio turnover
  rate..................      137%        68%       32%      177%              13%

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       TOTAL RETURN PORTFOLIO
                          -------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,                DECEMBER 28, 1992(A)
                          -------------------------------------             TO
                           1996       1995      1994      1993      DECEMBER 31, 1992
                          -------    ------    ------    ------    --------------------
Net asset value, begin-
 ning of period.........   $12.80    $10.41    $10.97    $10.01           $10.00
                          -------    ------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .27(c)    .36(c)    .15(c)    .15(c)           .01
 Net realized and
  unrealized gain (loss)
  on investments .......     1.66      2.10      (.56)      .81              -0-
                          -------    ------    ------    ------           ------
 Net increase (decrease)
  in net asset value
  from operations.......     1.93      2.46      (.41)      .96              .01
                          -------    ------    ------    ------           ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.07)     (.07)     (.09)      -0-              -0-
 Distributions from net
  realized gains .......     (.03)      -0-      (.06)      -0-              -0-
                          -------    ------    ------    ------           ------
 Total dividends and
  distributions.........     (.10)     (.07)     (.15)      -0-              -0-
                          -------    ------    ------    ------           ------
 Net asset value, end of
  period................  $ 14.63    $12.80    $10.41    $10.97           $10.01
                          =======    ======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    15.17%    23.67%    (3.77)%    9.59%             .10%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $25,875    $8,242    $  750    $  360           $   95
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%      .95%      .95%     1.20%               0%
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.12%     4.49%    19.49%    25.96%               0%
 Net investment income..     2.76%     3.16%     2.29%     1.45%            2.21%(e)
 Portfolio turnover
  rate..................       57%       30%       83%       25%               0%
 Average commission rate
  paid (f)..............   $.0593       -0-       -0-       -0-              -0-

                                         INTERNATIONAL PORTFOLIO
                            --------------------------------------------------------------
                                     YEAR ENDED
                                    DECEMBER 31,                      DECEMBER 28, 1992(A)
                            --------------------------------------             TO
                             1996       1995       1994      1993      DECEMBER 31, 1992
                            -------    -------    ------    ------    --------------------
Net asset value, beginning
 of period................  $ 14.07    $ 12.88    $12.16    $10.00           $10.00
                            -------    -------    ------    ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income(b).      .19(c)     .18(c)    .10(c)    .03(c)           -0-
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions...      .83       1.08       .72(d)   2.13              -0-
                            -------    -------    ------    ------           ------
 Net increase in net asset
  value from operations...     1.02       1.26       .82      2.16              -0-
                            -------    -------    ------    ------           ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.......     (.08)      (.03)     (.02)      -0-              -0-
 Distributions from net
  realized gains..........     (.12)      (.04)     (.08)      -0-              -0-
                            -------    -------    ------    ------           ------
 Total dividends and
  distributions...........     (.20)      (.07)     (.10)      -0-              -0-
                            -------    -------    ------    ------           ------
 Net asset value, end of
  period..................  $ 14.89    $ 14.07    $12.88    $12.16           $10.00
                            =======    =======    ======    ======           ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)................     7.25%      9.86%     6.70%    21.60%               0%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted).........  $44,324    $16,542    $7,276    $  688           $   79
 Ratio of average net
  assets of:
  Expenses, net of waivers
   and reimbursements.....      .95%       .95%      .95%     1.20%               0%
  Expenses, before waivers
   and reimbursements.....     1.91%      2.99%     7.26%    39.28%               0%
  Net investment income...     1.29%      1.41%      .90%      .26%            2.07%(e)
 Portfolio turnover rate..       60%        87%       95%       85%               0%
 Average commission rate
  paid (f)................   $.0431        -0-       -0-       -0-              -0-

--------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       MONEY MARKET PORTFOLIO
                          -----------------------------------------------------
                                   YEAR ENDED
                                  DECEMBER 31,             DECEMBER 28, 1992(A)
                          -------------------------------           TO
                           1996     1995     1994   1993    DECEMBER 31, 1992
                          -------  -------  ------  -----  --------------------
Net asset value,
 beginning of period..... $  1.00  $  1.00  $ 1.00  $1.00         $1.00
                          -------  -------  ------  -----         -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b)..............     .05      .05     .03    .22           -0-
 Net realized and
  unrealized gain on
  investments............     -0-      -0-     -0-    -0-           -0-
                          -------  -------  ------  -----         -----
 Net increase in net
  asset value from
  operations.............     .05      .05     .03    .22           -0-
                          -------  -------  ------  -----         -----
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income......    (.05)    (.05)   (.03)  (.22)          -0-
 Distributions from net
  realized gains.........     -0-      -0-     -0-    -0-           -0-
                          -------  -------  ------  -----         -----
 Total dividends and
  distributions..........    (.05)    (.05)   (.03)  (.22)          -0-
                          -------  -------  ------  -----         -----
 Net asset value, end of
  period................. $  1.00  $  1.00  $ 1.00  $1.00         $1.00
                          =======  =======  ======  =====         =====
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)...............    4.71%    4.97%   3.27%  2.25%          .02%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's omitted). $64,769  $28,092  $6,899  $ 102         $  30
 Ratio of average net
  assets of:
  Expenses, net of waiv-
   ers and reimburse-
   ments.................     .69%     .95%    .95%  1.16%            0%
  Expenses, before waiv-
   ers and reimburse-
   ments.................     .69%    1.07%   4.46% 68.14%            0%
  Net investment income..    4.64%    4.85%   3.98%  2.15%         3.05%(e)
 Portfolio turnover rate.       0%       0%      0%     0%            0%

                                      GLOBAL DOLLAR                      NORTH AMERICAN GOVERNMENT
                                   GOVERNMENT PORTFOLIO                       INCOME PORTFOLIO
                          --------------------------------------  -----------------------------------------
                                                       MAY 2,
                                                      1994(A)                                MAY 3, 1994(A)
                           YEAR ENDED   YEAR ENDED       TO        YEAR ENDED    YEAR ENDED        TO
                          DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              1996         1995         1994          1996          1995          1994
                          ------------ ------------ ------------  ------------  ------------ --------------
Net asset value,
 beginning of period....     $11.95       $ 9.84       $10.00       $ 10.48        $ 8.79        $10.00
                             ------       ------       ------       -------        ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............       1.10(c)       .92(c)       .36(c)       1.26(c)       1.13(c)        .50(c)
 Net realized and
  unrealized loss on in-
  vestments and foreign
  currency transactions.       1.78         1.32         (.52)          .69           .83         (1.71)
                             ------       ------       ------       -------        ------        ------
 Net decrease in net
  asset value from
  operations............       2.88         2.24         (.16)         1.95          1.96         (1.21)
                             ------       ------       ------       -------        ------        ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income ....       (.48)        (.13)         -0-          (.05)         (.27)          -0-
 Distributions from net
  realized gains .......       (.03)         -0-          -0-          (.00)          -0-           -0-
                             ------       ------       ------       -------        ------        ------
 Total dividends and
  distributions ........       (.51)        (.13)         -0-          (.05)         (.27)          -0-
                             ------       ------       ------       -------        ------        ------
 Net asset value, end of
  period................     $14.32       $11.95       $ 9.84       $ 12.38        $10.48        $ 8.79
                             ======       ======       ======       =======        ======        ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............      24.90%       22.98%       (1.60)%       18.70%        22.71%       (12.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............     $8,847       $3,778       $1,146       $16,696        $7,278        $3,848
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%         .95%         .95%(e)       .95%          .95%          .95%(e)
 Expenses, before
  waivers and
  reimbursements........       1.97%        4.82%       15.00%(e)      1.41%         2.57%         4.43%(e)
 Net investment income..       8.53%        8.65%        6.02%(e)     11.04%        12.24%         8.49%(e)
 Portfolio turnover
  rate..................        155%          13%           9%            4%           35%           15%

--------
(a) Commencement of operations.
(b) Net of expenses reimbursed by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           UTILITY                                       GROWTH
                                      INCOME PORTFOLIO                                  PORTFOLIO
                          ------------------------------------------ -------------------------------------------------
                                                     MAY 10, 1994(A)                             SEPTEMBER 15, 1994(A)
                           YEAR ENDED    YEAR ENDED        TO         YEAR ENDED    YEAR ENDED            TO
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
                              1996          1995          1994           1996          1995              1994
                          ------------  ------------ --------------- ------------  ------------  ---------------------
Net asset value,
 beginning of period....    $ 12.01        $ 9.96        $10.00        $  14.23      $ 10.53            $10.00
                            -------        ------        ------        --------      -------            ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............        .31(c)        .30(c)        .28(c)          .06(c)       .17(c)            .03(c)
 Net realized and
  unrealized gain (loss)
  on investments........        .62          1.83          (.32)           3.95         3.54               .50
                            -------        ------        ------        --------      -------            ------
 Net increase (decrease)
  in net asset value
  from operations.......        .93          2.13          (.04)           4.01         3.71               .53
                            -------        ------        ------        --------      -------            ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net
  investment income.....       (.09)         (.08)          -0-            (.04)        (.01)              -0-
 Distributions from net
  realized gains .......       (.16)          -0-           -0-            (.28)         -0-               -0-
                            -------        ------        ------        --------      -------            ------
 Total dividends and
  distributions ........       (.25)         (.08)          -0-            (.32)        (.01)              -0-
                            -------        ------        ------        --------      -------            ------
 Net asset value, end of
  period................    $ 12.69        $12.01        $ 9.96        $  17.92      $ 14.23            $10.53
                            =======        ======        ======        ========      =======            ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............       7.88%        21.45%         (.40)%         28.49%       35.23%             5.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $14,857        $6,251        $1,254        $138,688      $45,220            $5,492
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%          .95%          .95%(e)         .93%         .95%              .95%(e)
 Expenses, before
  waivers and
  reimbursements........       1.51%         3.79%        15.98%(e)         .93%        1.27%             4.19%(e)
 Net investment income..       2.61%         2.73%         4.62%(e)         .35%        1.31%             1.17%(e)
 Portfolio turnover
  rate..................         75%          138%           31%             98%          86%               25%
 Average commission rate
  paid (f)..............     $0.579           -0-           -0-          $0.578          -0-               -0-

                                                                                                                 REAL ESTATE
                            WORLDWIDE PRIVATIZATION PORTFOLIO         TECHNOLOGY PORTFOLIO QUASAR PORTFOLIO  INVESTMENT PORTFOLIO
                     ------------------------------------------------ -------------------- ----------------- --------------------
                                                                                                              JANUARY 9, 1997(A)
                      YEAR ENDED    YEAR ENDED  SEPTEMBER 23, 1994(A) JANUARY 11, 1996(A)  AUGUST 5, 1996(A)          TO
                     DECEMBER 31,  DECEMBER 31,          TO                    TO                 TO            MARCH 31, 1997
                         1996          1995       DECEMBER 31, 1994    DECEMBER 31, 1996   DECEMBER 31, 1996     (UNAUDITED)
                     ------------  ------------ --------------------- -------------------- ----------------- --------------------
Net asset value,
 beginning of
 period..........      $ 11.17        $10.10           $10.00               $ 10.00             $10.00              $10.00
                       -------        ------           ------               -------             ------              ------
INCOME FROM IN-
 VESTMENT OPERA-
 TIONS
 Net investment
  income(b)......          .28(c)        .32(c)           .10(c)                .11(c)             .04(c)              .10
 Net realized and
  unrealized loss
  on investments.         1.78           .78              -0-                   .93                .60                 .05
                       -------        ------           ------               -------             ------              ------
 Net increase
  (decrease) in
  net asset value
  from
  operations.....         2.06          1.10              .10                  1.04                .64                 .15
                       -------        ------           ------               -------             ------              ------
LESS: DISTRIBU-
 TIONS
 Dividends from
  net investment
  income.........         (.10)         (.03)             -0-                   -0-                -0-                 -0-
 Distributions
  from net real-
  ized gains.....          -0-           -0-              -0-                   -0-                -0-                 -0-
                       -------        ------           ------               -------             ------              ------
 Total dividends
  and distribu-
  tions..........         (.10)         (.03)             -0-                   -0-                -0-                 -0-
                       -------        ------           ------               -------             ------              ------
 Net asset value,
  end of period..      $ 13.13        $11.17           $10.10               $ 11.04             $10.64              $10.15
                       =======        ======           ======               =======             ======              ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(d).......        18.51%        10.87%            1.00%                10.40%              6.40%               1.50%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......      $18,807        $5,947           $1,127               $28,083             $8,842              $2,268
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.          .95%          .95%             .95%(e)               .95%(e)            .95%(e)             .95%
 Expenses, before
  waivers and
  reimbursements.         1.85%         4.17%           18.47%(e)              1.62%(e)           4.44%(e)            6.99%
 Net investment
  income.........         2.26%         2.96%            4.27%(e)              1.17%(e)            .93%(e)            1.18%
 Portfolio turn-
  over rate......           47%           23%               0%                   22%                40%                -0-
 Average commis-
  sion rate
  paid(f)........       $.0148           -0-              -0-                $.0553             $.0511                 -0-

--------
(a) Commencement of operations.
(b) Net of expenses reimbursed by investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund currently has 19 Portfolios, 16 of which are offered by this Prospec-tus: the Money Market Portfolio, the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfolio, the International Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment ob-jectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfo-lio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objectives are in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. As a matter of fundamental policy, the Money Market Portfolio pur-sues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days).

The securities in which the Money Market Portfolio invests include: (1) mar-ketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its issued or guaranteed by banks or savings and loan associations having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation; (3) commercial paper of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by compa-nies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. (See "Other Investment Policies and Techniques -- Repurchase Agreements"). The Money Market Portfolio may also invest in certificates of deposit issued by, and time deposits main-tained at, foreign branches of domestic banks described in (2) above, prime quality dollar-denominated commercial paper issued by foreign companies meet-ing the criteria specified in (3) above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. ("the Adviser") to be of quality equivalent to that of other such investments in which the Portfolio may invest.

The Money Market Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversity, quality and maturity con-ditions imposed by the Rule. Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements. See the

Statement of Additional Information for a further description of Rule 2a-7.

The Portfolio may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors of the Fund. Restricted Securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of the Ad-viser, are likely to achieve superior earnings growth. The Portfolio invest-ments in the 25 such companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Port-folio's investment portfolio. The Portfolio thus differs from more typical eq-uity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry posi-tions, excellent balance sheets and the ability to demonstrate superior earn-ings growth. As one of the largest multi-national investment firms, the Ad-viser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic funda-mentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate perfor-mance of a selected portfolio of publicly traded stocks, including monthly ad-justments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Port-folio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The investment objective of the U.S. Government/High Grade Securities Portfo-lio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio will invest principally in a portfo-lio of: (i) obligations issued or guaranteed by the U.S. Government and repur-chase agreements pertaining to U.S. Government Securities, and (ii) other high grade debt securities rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio will invest at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The average weighted matu-rity of the Portfolio's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio will utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehi-cle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

The Portfolio is subject to the diversification requirements prescribed by the U.S. Treasury Department which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio will limit its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio will, as a matter of fundamental policy, invest at least 45% of its total assets in U.S. Government Securities. Never-theless, the Portfolio reserves the right to modify the percentage of its in-vestments in U.S. Government Securities in order to comply with all applicable tax requirements.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Govern-ment include: (i) U.S. Treasury obligations, which differ only in their inter-est rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by the U.S. Government, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See the Statement of Additional Information of the Fund for a description of obligations issued or guaranteed by the U.S. Government.

High Grade Securities. High grade debt securities which, together with U.S. Government Securities, will constitute at least 65% of the Portfolio's assets, include:

  1. Debt securities which are rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's;

  2. Obligations of, or guaranteed by, national or state bank holding compa-nies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch Investors Services, Inc. ("Fitch");

  3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P or Prime-1, Prime-2 or Prime-3 by Moody's; and

  4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

Other Securities. While the Portfolio's investment strategy normally emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in other types of securities, including, (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations), (ii) certificates of de-posit, bankers' acceptances and interest-bearing savings deposits of banks hav-ing total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures con-tracts and options on futures contracts. Investment grade debt securities de-scribed in (i) above are those rated BBB or higher by

S&P or Baa or higher by Moody's or, if not so rated, are of equivalent invest-ment quality in the opinion of the Adviser. Securities rated BBB by S&P or Baa by Moody's nor mally provide higher yields but may be considered to have spec-ulative characteristics. See "Other Investment Policies and Techniques -- Se-curities Ratings." " -- Investment in Securities Rated Baa and BBB" and Appen-dix A.

HIGH-YIELD PORTFOLIO

The primary investment objective of the High-Yield Portfolio is to earn the highest level of current income available without assuming undue risk by in-vesting principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, of comparable in-vestment quality as determined by the Adviser. As a secondary objective, the High-Yield Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a low-ered credit standing or a general rise in interest rates, or a combination of both.

Consistent with the High-Yield Portfolio's primary investment objective, it is anticipated that, under normal conditions, at least 65% of the total assets of the High-Yield Portfolio will be invested in fixed-income securities rated be-low Baa by Moody's or below BBB by S&P or, if unrated, of comparable invest-ment quality as determined by the Adviser. Such highrisk, high-yield securi-ties (commonly referred to as "junk bonds") are considered to have speculative or, in, the case of relatively low ratings, predominantly speculative charac-teristics. See "Other Investment Policies and Techniques -- Securities Rat-ings," " -- Investments in Lower-Rated Fixed-Income Securities" and Appendix
A. There is no minimum rating requirement applicable to the Portfolio's in-vestments in fixed-income securities.

When the spreads between the yields derived from lower rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

Municipal Securities. In circumstances where the Adviser determines that in-vestment in municipal obligations would facilitate the High-Yield Portfolio's ability to accomplish its investment objectives, it may invest up to 20% of its assets in such obli- gations, including municipal bonds issued at a dis-count. Dividends on shares attributable to interest on municipal securities held by the Portfolio will not be exempt from Federal income taxes.

Public Utilities. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks incurred by the Portfolio due to Fed-eral, state or municipal regulatory changes, insufficient rate increases or cost overruns.

Mortgage-Related Securities. The High-Yield Portfolio may invest without limi-tation in mortgage-related securities that provide funds for mortgage loans made to res-idential homeowners. These include securities which represent interests in pools of fixed and adjustable mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the High-Yield Portfolio) by various governmental, government-related and private organiza-tions.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide for a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal re-sulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect govern-ment guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The High-Yield Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experi-ence and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for such securi-ties is becoming increasingly liquid, securities issued by certain private or-ganizations may not be readily marketable. The High-Yield Portfolio will not purchase mortgage-related securities or any other assets which in the Advis-er's opinion are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage in-struments whose principal or interest payments may vary or whose terms to ma-turity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Ad-viser will, consistent with the High-Yield Portfolio's investment objective and policies, consider making investments in such new types of securities.

The High-Yield Portfolio may invest up to 5% of the value of its total assets directly in mortgages secured by residential real estate. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Adviser.

Writing Covered Put and Call Options. The High-Yield Portfolio may write cov-ered call options listed on one or more national se-curities exchanges and on foreign currencies in an aggregate amount not to exceed 25% of its total as-sets. (See "Other Investment Policies and Techniques -- Writing Covered Call Options").

In addition to writing covered call options, the High-Yield Portfolio may write covered put options listed on one or more national securities exchanges and on foreign currencies. A put option gives the purchaser of the option, upon pay-ment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. When the High-Yield Portfolio writes a put option it maintains in a segregated ac-count cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. The High-Yield Portfolio will not write a put option if, as a result thereof, the aggregate of its portfolio securities subject to outstanding options (valued at the lower of the option price or market value of such securities) would exceed 15% of such Portfolio's total assets.

Purchasing Put and Call Options. In addition to writing put and call options, the HighYield Portfolio may purchase put and call options written by others covering the types of securities in which the Portfolio may invest, and may purchase put and call options on foreign currencies. The Portfolio may purchase put and call options to provide protection against adverse price or yield ef-fects from anticipated changes in prevailing interest rates in the same manner discussed below under "Other Investment Policies and Techniques -- When-Issued Securities and Forward Commitments." In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that pe-riod by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Portfolio.

The High-Yield Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transac-tion is more than or less than the cost of the option.

When the High-Yield Portfolio purchases put or call options, or when it writes covered put or call options as described above, it does so in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Op-tions purchased or written by the Portfolio in negotiated transactions are il-liquid and it may not be possible for the Portfolio to effect a closing sale transaction at a time when the Adviser believes it would be advantageous to do so.

Futures Contracts and Options on Futures. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options thereon. If the Adviser anticipates that interest rates will rise, the Portfo-lio may sell a futures contract or a call option thereon or purchase a put op-tion on such futures contracts as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

Subject to appropriate regulatory relief, the Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired op-tions on futures contracts exceeds 5% of the value of the Portfolio's total assets. The Portfolio may not purchase or sell futures contracts or related options thereon if immediately thereafter more than 30% of its net assets would be hedged. See "Other Investment Policies and Techniques -- Hedging Techniques -- Futures Contracts and Options on Futures Contracts."

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Total Return Portfolio's assets are invested in U.S. Government and agency ob-ligations, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attrib-utable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets in-vested in each type of security at any time shall be in accordance with the judgment of the Adviser.

INTERNATIONAL PORTFOLIO

The International Portfolio's primary investment objective is to seek to ob-tain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., companies incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk. The Adviser considers it consistent with these ob-jectives to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio intends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio expects to invest its as-sets primarily in common stocks of established non-United States companies which in the opinion of the Adviser have potential for growth of capital or in-come or both. There is no requirement, however, that the Portfolio invest ex-clusively in common stocks or other equity securities, and, if deemed advis-able, the International Portfolio may invest in any other type of security in-cluding, but not limited to, preferred stocks, bonds, notes and other debt se-curities of foreign issuers (Euro-dollar securities), warrants, or obligations of the United States or foreign governments and their political subdivisions. When the Adviser believes that the total return on debt securities will equal or exceed the return on common stocks, the International Portfolio may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The International Portfolio may establish and maintain temporary balances for defensive purposes or to enable it to take advantage of buying opportunities. The International Portfolio's temporary cash balances may be invested in United States as well as foreign short-term money-market instru-ments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt se-curities and repurchase agreements.

The International Portfolio intends to diversify investments broadly among countries and normally to have represented in the portfolio, business activi-ties of not less than three different countries. The Portfolio may invest all or a substantial portion of its assets in one or more of such countries. The Portfolio may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and interests out-side the United States determined on the basis of such factors as location of the company's assets, or personnel, or sales and earnings. See "Other Invest-ment Policies and Techniques -- Foreign Securities."

The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from ad-verse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward contracts will be limited to hedging involving either specific transac-tions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Port-folio accruing in connection with the purchase and sale of its portfolio secu-rities or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of for-ward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio will not speculate in forward contracts and, therefore, the Adviser believes that the Portfolio will not be subject to the risks frequently associated with the speculative use of such transactions. The Portfolio may not position hedge with respect to the cur-rency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfo-lio denominated or quoted in that particular foreign currency. If the Portfo-lio enters into a position hedging transaction, its custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate ac-count declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commit-ment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securi-ties or prevent losses if the prices of such securities decline. Such transac-tions also preclude the opportunity for gain if the value of the hedge cur-rency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Portfolio will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Portfolio's total assets would be committed to such contracts.

The Portfolio may also invest in warrants which entitle the holder to buy eq-uity securities at a specific price for a specific period of time.

It is the present intention of the Adviser to invest the Portfolio's assets in companies based in (or governments of or within) East Asia (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, invest-ments may be made from time to time in companies in, or governments of, devel-oping countries as well as developed countries. Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The Adviser at present does not intend to invest more than 10% of the International Portfolio's total assets in compa-nies in, or governments of, developing countries. On December 31, 1996, 31.5% of the Portfolio's net assets were invested in debt securities of Japanese is-suers. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securi-ties," "-- Investment in Japanese Issuers" and (for a further description of Japan) Appendix E to the Statement of Additional Information.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of re-turn from a combination of current income and capital appreciation by invest-ing in a globally diversified portfolio of high quality debt securities denom-inated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

Over the past 14 years, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative perfor-mance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's econ-omy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. gov-ernment and corporate bond market is less risky than a portfolio invested ex-clusively in foreign debt securities, and provides investors with more oppor-tunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio will invest only in securities of issuers in countries whose governments are deemed stable by the Adviser and the Sub-Adviser. Their deter-mination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. Examples of foreign governments which the Adviser and Sub-Ad-viser currently consider to be stable, among others, are the governments of Australia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Japan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' finan-cial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic poli-
cies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the Portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar.

On December 31, 1996, 3% of the Portfolio's net assets were invested in debt securities of Japanese issuers. See "Other Investment Policies and Tech-niques -- Foreign Securities," "-- Investment in Japanese Issuers" and (for a further description of Japan) Appendix E, to the Statement of Additional Infor-mation.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or su-pranational organizations, high-quality U.S. or foreign corporate debt securi-ties, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt secu-rities rated within one of the two highest grades assigned by S&P or Moody's or, if unrated, judged by the Adviser and Sub-Adviser to be of comparable qual-ity. See "Other Investment Policies and Techniques -- Securities Ratings" and Appendix A. Pending investment, to maintain liquidity or for temporary defen-sive purposes, the Portfolio may commit all or any portion of its assets to cash or money market instruments of U.S. or foreign issuers. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques -- Hedging Techniques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend port-folios, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Min-isters of the European Union to reflect changes in relative values of the un-derlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques -- Foreign Securities," be-low.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

The North American Government Income Portfolio's investment objective is to seek the highest level of current income, consis-tent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the gov-ernments of the United States, Canada, Mexico and Argentina, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities"). The Portfolio seeks high current yields by investing in Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. Nor-mally, the Portfolio expects to maintain at least 25% of its assets in securi-ties denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Portfolio expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio. There may be circum-stances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, under which the Portfolio, after con-sidering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that is-suer. The average weighted maturity of the Portfolio's portfolio of fixed-in-come securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio will utilize certain other investment techniques, including options and futures.

The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will bene-fit the economic performance of all three countries and promote greater corre-lation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, "General Information About the United Mexican States" and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

The Portfolio may invest its assets in Government Securities considered in-vestment grade or higher (i.e., securities rated at least BBB by S&P or at least Baa by Moody's or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser). See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investments in Fixed-Income Securities Rated Baa and BBB" and Appendix A.

The Portfolio's Adviser will actively manage the Portfolio's assets in rela-tion to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and will adjust the Portfolio's in-vestments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular cur-rency will vary the Portfolio's Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Portfolio will invest at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdi-visions, agencies, instrumentalities or authorities, provided that such securi-ties are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its to-tal assets in Argentine Government Securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income-producing securities.

U.S. Government Securities. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally matu-rities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mort-gage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See the Statement of Additional Information for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities in which the Portfolio may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills that are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unma-tured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time re-maining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securi-ties, and are likely to respond to changes in interest rates to a greater de-gree than otherwise comparable securities that do pay periodic interest. Cur-rent federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was pur-chased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise tax-es, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

Currently the only U.S. Treasury security issued without coupons is the Trea-sury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided in-terests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as se-curities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securi-ties. The Portfolio disagrees with the staff's interpretation but has under-taken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities the Portfolio will not be subject to any limitations on their purchase.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

Canadian Government Securities. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Is-land, Quebec and Saskatchewan). Canadian Government Securities in which the Portfolio may invest include Government of Canada bonds and Government of Can-ada Treasury bills. The Bank of Canada, acting on behalf of the federal gov-ernment, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Govern-ment of Canada bonds frequently consists of several different bonds with vari-ous maturity dates representing different segments of the yield curve with ma-turities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are de-termined by various factors, including the relative supply and the rating as-signed by the rating agencies.

Many Canadian municipalities, municipal financial authorities and Crown corpo-rations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Gov-ernment Securities and trade similarly to such securities. The Canadian munici-pal market may be less liquid than the Provincial bond market.

Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") es-tablished under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC", a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada in most circumstances.

Mexican Government Securities. The Portfolio may invest in Mexican Government Securities of investment grade quality. As of the date of this Prospectus, there are five Mexican Government Securities denominated in the Mexican Peso that have been rated investment grade by either S&P or Moody's. These five Mex-ican Government Securities are Cetes and Tesobonos, each rated A-2 by S&P, and Ajustabonos, Bondes and Udibonos, each rated BBB+/stable by S&P. The Portfo-lio's Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently Floating Rate Notes, rated BB+/stable by S&P, is the only Mexican Government Security denominated in U.S. Dollars that is rated investment grade by S&P. If qualified investments of this nature appear in the future, the Portfolio will consider them for investment.

Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexi-can government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quar-terly inflation rate as of the end of the preceding month.

Argentine Government Securities. The Portfolio may invest up to 25% of its to-tal assets in Argentine Government Securities that are denominated and payable in the Argentine Peso. Argentine Government Securities include: (i) Bono de In-version y Crecimiento ("BIC"), which are investment and growth bonds issued directly by the Argentine government with maturities of ten years; (ii) Bono de Consolidacion Economica ("BOCON"), which are economic con-solidation bonds issued directly by the Argentine government with maturities of ten years and (iii) Bono de Credito a la Exportacion ("BOCREX"), which are export credit bonds issued directly by the Argentine government with maturi-ties of four years. To date, Argentine Government Securities are not rated by either S&P or Moody's. The Adviser, however, believes that there are Argentine Government Securities that are of investment grade quality.

General Information About Canada. Canada consists of a federation of ten Prov-inces and two federal territories (which generally fall under federal authori-ty) with a constitutional division of powers between the federal and Provin-cial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business or-ganizations ranging from small owner-operated businesses to large multina-tional corporations. Manufacturing and resource industries are large contribu-tors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing econ-omy to a predominantly service-based one. Agriculture and other primary pro-duction play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral re-sources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign ex-change controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major devel-oped-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate gen-erally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. During 1995 and 1996, how-ever, the Canadian Dollar remained steady in value against the U.S. Dollar at a level of approximately 4% above that low. The range of fluctuation that oc-curred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States. The United Mexican States ("Mexi-co") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, estab-lished Mexico as a Federal Republic and provides for the separation of execu-tive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including seven consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experi-enced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attribut-able to a series of economic policy initiatives initiated by the Mexican gov-ernment over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public rev-enues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The adoption effective January 1, 1994 by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an eco-nomic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weaken-ing economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Pe-so. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new so-cial accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial mar-kets. To help relieve Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain in-ternational agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, and is emerging from a recession, it continues to suffer from high inflation and high interest rates. Its gross do-mestic product grew in the second quarter of 1996 after declining for five consecutive quarters. The Mexican government has projected a 3.7% increase in the gross domestic product for 1996 from 1995 and a 4% increase for 1997 from 1996. In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. It cannot be accurately predicted whether these accords will achieve their objectives. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable politi-cal and social conditions. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devalua-tions continued until December 1994. On December 20, 1994, the Mexican govern-ment announced a new policy that would allow a more substantial yet still con-trolled devaluation of the Mexican Peso. On December 22, 1994 the Mexican gov-ernment announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar. From December 22, 1994 through February 15, 1996, the Mexican Peso decreased in value compared to the U.S. Dollar by approximately 40%. In 1996, the average annual Peso-Dollar exchange rate decreased approximately 15% from that in 1995, which itself had decreased approximately 47% from that in 1994.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About the Republic of Argentina. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a Presi-dent, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 65 years. The most re-cent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization pro-gram, a reduction in the size of the public sector and an opening of the econ-omy to international competition.

In the decade prior to the current announcement of a new economic plan in

March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high lit-eracy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four con-secutive years before declining in 1995. By the second quarter of 1996, howev-er, gross domestic product had increased 4.8% from the second quarter of 1995 and preliminary data for the third quarter of 1996 indicate a 6.6% increase from the third quarter of 1995. The rate of inflation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Argen-tina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit mar-kets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the finan-cial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds, and the implementation of limited deposit in-surance.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumen-tal in stabilizing the economy, but has not reduced pressures from a slow-growth economy and record unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the ex-change rate over time and future rates of exchange cannot be accurately pre-dicted. The Argentine foreign exchange market was highly controlled until De-cember 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct invest-ment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital re-patriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The North American Government Income Portfolio may utilize various investment strategies to hedge its investment portfolio against currency and other risks. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and purchase and write put and call options on such futures con-tracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make se-cured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Risks of Investments in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. For a description of certain risks associated with investing in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

The Portfolio believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the risks of investment in foreign securities are not likely to have a material adverse effect on the Portfolio's invest-ments in the securities of Canadian issuers or investments denominated in Ca-nadian Dollars. The risks of investment in foreign securities described in "Other Investment Policies and Techniques --Foreign Securities," below are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian Foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian Foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of non-Canadian Government Secu-rities as expressed in U.S. dollars.

Currency Risks. Because Portfolio assets will be invested in fixed income se-curities denominated in the Canadian Dollar, the Mexican Peso and other for-eign currencies and because a substantial portion of the Portfolio's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Portfolio's income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Simi-larly, if an exchange rate declines between the time the Portfolio incurs ex-penses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which them-selves involve certain special risks. See "Other Investment Policies and Tech-niques -- Hedging Techniques."

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio will invest at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans be-tween foreign governments and financial institutions, and interests in enti-ties organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obligations will emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obliga-tions issued by the U.S. government, its agencies or instrumentalities ("Col-lateralized Brady Bonds"). The Portfolio may also invest up to 35% of its to-tal assets in U.S. and non-U.S. corporate fixed income securities. The Portfo-lio will limit its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities. The Adviser expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. The Adviser anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Fund will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). The Portfolio anticipates that a substantial part of its initial investment focus will be in the U.S. dollar denominated securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezu-ela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. See Appendix E to the Fund's Statement of Additional Information for informa-tion about those six countries. The Adviser anticipates that other countries that will provide initial investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, and the Portfo-lio will limit investments in the Sovereign Debt Obligations of each such coun-try (or of any other single foreign country) to less than 25% of its total as-sets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign country. At present, each of the above-named countries is an "emerging market country."

In selecting and allocating assets among countries, the Adviser will develop a long-term view of those countries and will analyze sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser will consider the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Ad-viser's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally will not be traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio will include debt securities, convert-ible securities and preferred stocks of corporate issuers. The Portfolio will not be subject to restrictions on the maturities of the securities it holds. The Adviser expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average matu-rity range of approximately 9 to 15 years and the Portfolio's portfolio of non-U.S. fixed income securities will have an average maturity range of approxi-mately 15 to 25 years. The Adviser anticipates that the Portfolio's portfolio of Sovereign Debt Obligations will have a longer average maturity.

Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are lower-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predomi-nantly speculative as regards the issuer's capacity to pay interest and repay principal. See "Other Investment Policies and Techniques -- Securities Rat-ings," "-- Investment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Port-folio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "origi-nal issue discount" previously accrued thereon, i.e., purchased at a "market discount." Under current federal tax law and in furtherance of its primary in-vestment objective of seeking high current income, the Portfolio will accrue as current income each year a portion of the original issue and/or market discount at which each such obligation is purchased by the Portfolio even though the Portfolio does not receive during the year cash interest payments on the obli-gation corresponding to the accrued discount. Under the minimum distribution requirements of the Code, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash interest the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. The risks associated with holding illiquid may be accentuated at such times. The Portfo-lio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities in order to make such required distributions or to meet its primary investment objective of high current income. See "Illiquid Securities."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling inter-est payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value re-covery payments" in certain circumstances, which in effect constitute supple-mental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateral-ized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obliga-tions held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and pri-vate entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of re-structuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create se-curities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the pay-ments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Secu-rities may be limited by the restrictions contained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be consid-ered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not in-vest 25% or more of its total assets in securities of issuers conducting their princi-pal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfo-lio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having to-tal assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assign-ors, however, the rights and obligations acquired by the Portfolio as the pur-chaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obliga-tions is restricted by the governing documentation as to the nature of the as-signee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securi-ties could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assign-ments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the cred-itworthiness of the borrower. The lack of a liquid secondary market for As-signments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the is-suers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's invest-ment objectives and pol-icies. During the Fund's fiscal year ended December 31, 1996, on a weighted average basis, the percentages of the Portfolio's assets invested in securi-ties rated (or considered by the Adviser to be of equivalent quality to secu-rities rated) in particular rating categories were 8% in A and above, 8% in Ba or BB, 4% in B, 1% in CC and 79% in non-rated. See "Certain Risk Considera-tions" for a discussion of the risks associated with the Portfolio's invest-ments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, in-directly, the expenses of such investment companies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are securities permit-ting, but not obligating, their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not repre-sent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of in-vestments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its portfolio any common stock received upon the exer-cise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the in-terest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to re-purchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Portfolio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. See "Investment Restrictions" in the Statement of Additional Information. See "Dividends, Distributions and Tax-es -- Tax Straddles" in the Statement of Additional Information for a discus-sion of certain special Federal income tax considerations that may apply to short sales which are entered into by the Fund.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indi-ces thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitments and make secured loans of its portfolio securities. See "Other In-vestment Policies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Re-duced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific eco-nomic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quota-tions for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willing-ness of a foreign government to make or provide for timely payments of its ob-ligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a coun-try develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of ser-vicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applica-ble to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign gov-ernments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corpo-rate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced man-agement as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

UTILITY INCOME PORTFOLIO

The Utility Income Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income se-curities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including tel-ephone, telegraph, satellite, microwave and other companies providing communi-cation facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio will, under nor-mal circumstances, invest at least 65% of the value of its total assets in se-curities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Portfo-lio's total assets are to be invested in income-producing securities.

The Portfolio's investment objective and policies are designed to take advan-tage of the characteristics and historical performance of securities of compa-nies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser will con-sider a number of factors, including historical growth rates and rates of re-turn on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appre-ciation of securities owned by the Portfolio.

The Portfolio will invest in equity securities, such as common stocks, securi-ties convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. There are no fixed percentage limits on the allocation of the Portfolio's investments between equity securities and fixed income securi-ties. Rather, the Portfolio will vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed income secu-rities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Portfolio's portfolio of fixed-in-come securities may, depending upon market conditions, vary between 5 and 25 years.

The Portfolio may maintain up to 35% of its net assets in fixed-income securi-ties rated be-low Baa by Moody's or below BBB by S&P or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix A. The Portfolio will not retain a secu-rity which is down-graded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

Convertible Securities. Utilities frequently issue convertible securities. Con-vertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general character-istics as non-convertible debt securities, which provide a stable stream of in-come with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally of-fer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.

Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a spe-cific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio.

 UTILITIES INDUSTRY

United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of ma-jor construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into un-regulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories. At this time, there are certain institutional impediments to the wide-scale deregulation of electric utilities, including among other things, limitations on the redistri-bution of power. The Adviser believes, however, that recent developments, in-cluding the enactment of the Energy Policy Act of 1992, may alleviate certain existing restrictions.

Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regu-lation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nu-clear power facilities may have problems completing and licensing such facili-ties. Regulatory changes with respect to nuclear and conventionally fueled gen-erating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expen-sive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been ad-versely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the affects of the break-up of American Telephone & Tele-graph Company, including increased competition and rapidly developing technolo-gies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of bypassing tradi-tional telephone services providers' local plants, either completely or par-tially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional tele-phone services providers' lines. Although there can be no assurance that in-creased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environ-mental and nuclear safety regulations, service interruption due to environmen-tal, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nu-clear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reduc-ing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not neg-atively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposi-tion of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are sub-ject to the risk that such authorities will not authorize increased rates. In addition, because of the Portfolio's policy of concentrating its investments in securities of utility companies, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Portfolio's investment in that industry.

The average common stock yield of utilities historically has exceeded that of industrial stocks by a wide margin. For example, the stocks in the Standard & Poor's Utilities index had an average yield of 4.97% for 1996, more than twice the 1.93% average yield for the stocks in the Standard & Poor's Industrials in-dex. As the dividends on utility common stocks have increased, average total returns experienced by investors in utility stocks over the last ten years have been superior to those provided by industrial stocks when measured by such widely accepted indexes as Standard & Poor's. There can be no assurance that the historical investment performance for any industry, including the utilities industry, is indicative of future performance.

Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regula-tions may or may not be comparable to those in the United States. Foreign util-ity companies in certain countries may be more heavily regulated by their re-spective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution that those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways differ-ent from regulation in the United States.

The Portfolio's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility compa-nies currently are government-owned, thereby limiting current investment oppor-tunities for the Portfolio, the Adviser believes that, in order to attract sig-nificant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth.

Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, fast-er-growing economies and in mature economies. In addition, efforts toward mod-ernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in oppor-tunities for investment by the Portfolio in utilities industries in Europe. There can be no assurance that securities of privatized companies will be of-fered to the public or to foreign companies such as the Portfolio, or that in-vestment opportunities in foreign markets for the Portfolio will increase for this or other reasons.

The percentage of the Portfolio's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income po-tential of such securities, the economies of the countries in which the in-vestments are made, interest rate conditions in such countries and the rela-tionship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Portfolio will not invest more than 15% of its total assets in issuers in any one foreign country. See "Other Investment Policies and Techniques -- Foreign Securities."

 OTHER SECURITIES

While the Portfolio's investment strategy normally emphasizes securities of companies in the utilities industry, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) U.S. Government Securities and repur-chase agreements pertaining thereto, as discussed below, (ii) foreign securi-ties, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above,
(iv) certificates of deposit, bankers' acceptances and interest-bearing sav-ings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (v) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, (vi) equity securities of domestic corporate issuers, and (vii) the additional derivative vehicles discussed below under the caption "Investment Practices."

U.S. Government Securities. U.S. Government Securities include: (i) U.S. Trea-sury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (gen-erally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaran-teed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through cer-tificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obliga-tions of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Associa-tion. See Appendix A to the Statement of Additional Information for a further description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Gov-ernment Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

Foreign Securities. Foreign fixed-income securities in which the Portfolio in-vests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country de-nominated in the currency of another country). The Portfolio may also invest in equity securities of foreign corporate issuers. See "Investment Objective and Policies -- Utilities Industry -- Foreign Utilities." For a description of certain risks associated with investment in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Portfolio may invest in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and other types of Depository Re-ceipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be con-verted. In addition, the issuers of the stock of unsponsored Depositary Re-ceipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typ-ically issued by a United States bank or trust company which evidence owner-ship of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are de-signed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Portfolio's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

The Portfolio will also be authorized to invest in securities of supranational entities denominated in the currency of any country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of su-pranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. The gov-ernmental members, or "stockholders," usually make initial capital contribu-tions to the supranational entity and in many cases are committed to make ad-ditional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Portfolio may, in addition, invest in securities denominated in European Currency Units. A Euro-pean Currency Unit is a basket of specified amounts of the currencies of the fifteen member states of the European Union. The Portfolio is further autho-rized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers. An example of a semi-gov-ernmental issuer is the City of Stockholm.

 INVESTMENT PRACTICES

The Portfolio may utilize various investment strategies to hedge its invest-ment portfolio against currency and other risks. The Portfolio may write cov-ered put and call options and purchase put and call options on U.S. and for-eign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and pur-chase and write put and call options on such futures contracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into inter-est rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Short Sales. The Portfolio may make short sales of securities or maintain a short posi-tion only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfo-lio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will real-ize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio attempts to achieve its objective by investing primarily in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income se-curities are expected to vary inversely with changes in interest rates general-ly, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, or in unrated fixed income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A. For temporary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. For a description of certain risks associated with in-vesting in foreign securities, see "Other Investment Policies and Tech-niques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quota-tions may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (not including for these pur-poses Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfo-lio will generally invest in securities with a minimum rating of Caa by Moody's or CCC by S&P or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's (C) or S&P (D) or in unrated securities judged by the Adviser to be of comparable quality, if the Portfo-lio's management determines that there are prospects for an upgrade or a fa-vorable conversion into equity securities (in the case of convertible securi-ties). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in de-fault. See "Other Investment Policies and Techniques -- Securities Ratings," "Investment in Lower-Rated Fixed-Income Securities" and Appendix A. As of De-cember 31, 1996, the percentages of the Portfolio's assets invested in securi-ties rated (or considered by the Adviser to be of equivalent quality to secu-rities rated) in particular rating categories were 0.37% in B and 0% in Caa or CCC.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the convertible feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some mar-ket conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the con-vertible security will also vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB (S&P) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-cou-pon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put op-tions on index futures or on stock indices in addition to, or as an alterna-tive to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's portfolio that are the subject of the hedge. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any partic-ular time. Certain provisions of the Internal Revenue Code and certain regula-tory requirements may limit the Portfolio's ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Port-folio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the se-curities declines prior to the settlement date.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, sig-nificantly more of the Portfolio's total assets will be invested in such secu-rities. The balance of the Portfolio's investment portfolio will include secu-rities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, se-curities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of equity securities of a government- or state-owned or controlled company or enterprise (a "state enterprise") that are traded in a recognized national or international securities market (an "initial equity offering"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering, in-cluding the purchase of securities in any secondary offerings. Finally, the Portfolio may make privately negotiated investments in a state enterprise that has not yet conducted an initial equity offering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other eq-uity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securi-ties. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region. Notwithstanding the foregoing, no more than 15% of the Portfo-lio's total assets will be invested in securities of issuers in any one for-eign country, except that the Portfolio may invest up to 30% of its total as-sets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.

Privatization is a process through which the ownership and control of compa-nies or assets changes in whole or in part from the public sector to the pri-vate sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. In contrast, nationalization is the process through which a govern-ment or state assumes control of a privately owned enterprise. Privatizations may take the form of individually negotiated transactions, including trade sales or management buy-outs, or an offering of equity securities. Governments and states with established economies, including, among others, France, Great Britain, Germany and Italy, and those with developing economies, including, among others, Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hunga-ry, are currently engaged in privatizations. The Portfolio will invest in the securities of enterprises, in any country, that in the Adviser's opinion pre-sent attractive investment opportunities, and the countries in which the Port-folio will invest may change from time to time. It is the Adviser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the Portfolio's assets in securities of enterprises located in countries with developing economies.

The trend toward privatization of state enterprises is a global phenomenon that the Adviser expects will continue into the next century. In addition, the Adviser believes that a global portfolio of equity securities of state enter-prises that are undergoing privatiza- tion offers investors the opportunity for significant capital appreciation relative to local and regional stock mar-ket indices.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market posi-tions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the re-structuring that accompanies privatization and the incentives management fre-quently receives.

Individual regions and countries have different histories of involvement in the privatization process. For example, the countries that formerly constituted the Soviet Union and the Eastern Bloc are currently exploring privatization partly as a means of integrating into the international community, while certain West-ern European and Latin American countries have had privatization programs in place for more than ten years. The cumulative gross proceeds from major privatizations worldwide increased from $39.5 billion in 1988 to $310 billion in 1994.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important ob-jective as Western European countries attempt to meet the directives of the Eu-ropean Commission regarding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the In-ternational Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving struc-tural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities markets. Another approach is the formation of an investment fund owned by employees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to be-come minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted, under certain conditions, to in-vest more than 25% of its total assets in the securities of issuers whose pri-mary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Fund's Board of Directors would have to determine, based on factors in existence at the time of the determination, such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities. The Adviser an-ticipates that such circumstances could include periods during which returns on or market liquidity of investments in national commercial banks substan-tially exceed those available on investments in other industries. The staff of the Securities and Exchange Commission has indicated that, in its view, regis-tered investment companies may not, absent shareholder approval, change be-tween concentration and non-concentration in the securities of issuers in a single industry. The Portfolio disagrees with the staff's position but has un-dertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. To the extent that the Portfolio invests more than 25% of its total assets in the national commercial banks, the Portfolio's performance could be significantly influenced by events or conditions affecting this industry and the Portfolio's investments may be sub-ject to greater risk and market fluctuation than those of a fund that has in its portfolio securities representing a broader range of investment alternatives.

The national commercial banking industry is subject to, among other things, increases in interest rates and deteriorations in general economic conditions.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be pur-chased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio un-der the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into com-mon stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity se-curities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally of-fer lower interest yields than non-convertible debt securities of similar qual-ity, they do enable the investor to benefit from increases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by the Adviser to be of equivalent quality. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND  PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign se-curities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed-income securities or foreign currencies or contracts based on financial indices, including any index of U.S. Government Securities or securities issued by foreign government entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange con-tracts, enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitment agreements and currency swaps, make short sales of securities and make secured loans of its portfolio securities. Certain of these investment strategies may not currently be avail-able in many of the countries in which the Portfolio may invest or may not be permissible under current law. The Portfolio may engage in these investment strategies in those countries when and to the extent such strategies become available or permissible in the future. Except with regard to those investment strategies discussed immediately below, each of these investment strategies is discussed under the caption "Other Investment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging purpos-es. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individ-ually negotiated, the Portfolio expects to achieve an acceptable degree of cor-relation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other desig-nated currency. Therefore the entire principal value of a currency swap is sub-ject to the risk that the other party to the swap will default on its contrac-tual delivery obligations. The net amount of the excess, if any, of the Portfo-lio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-pay-ing ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of enter-ing into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Port-folio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to par-ticipate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Fur-thermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enter-prises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganiza-tion of management prior to mailing an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, cer-tain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a con-trolling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corre-sponding portion of the Portfolio's revenues will be received in such curren-cies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign cur-rencies relative to the U.S. dollar. Such changes will also affect the Portfo-lio's income. The Portfolio will, however, have the ability to protect itself against adverse changes in the values of foreign currencies by engaging in cer-tain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Portfolio distribu-tions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

TECHNOLOGY PORTFOLIO

The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., compa-nies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Portfolio's total assets would be invested in foreign securities.

The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Technology Portfolio intends to write covered call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custo-
dian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the ex-ercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Cus-todian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Portfolio in doing so would not produce an annualized return of at least 15% of the then current mar-ket value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Port-folio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

The Technology Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Op-tions purchased or written by a Portfolio in negotiated transactions are il-liquid and it may not be possible for the Portfolio to effect a closing trans-action at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix D in the Statement of Additional In-formation for a further discussion of the use, risks and costs of option trad-ing.

The Technology Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a speci-fied price, an option on a securities index gives the holder the right to re-ceive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Portfolio will invest in right and warrants only if the underlying equity securities themselves are deemed appro-priate by the Adviser for inclusion in the Portfolio. Rights and warrants en-title the holder to buy equity securities at a specific price for a specific period of time. Right are similar to warrants except that they have a substan-tially shorter duration. Rights and warrants may be considered more specula-tive than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the under-lying security, although the value of a right or warrant may decline because of an increase in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

For a further description of the Technology Portfolio's investment policies and techniques, see "Other Investment Policies and Techniques" below.

QUASAR PORTFOLIO

The Quasar Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital ap-preciation and only incidentally for current income. The selection of securi-ties based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Portfolio's investment policies are aggressive, an in-vestment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and estab-lished companies and in new and unseasoned companies. When se-lecting securities, the Adviser considers economic and Political outlook, the values of specific securities relative to other investments, trends in the de-terminants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio pe-riodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business condi-tions or movements of the market as a whole.

The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the Policies and practices, see "Other Investment Policies and Tech-niques," below.

The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as de-fined in the Act. Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Options. The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a secu-rity on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the under-lying security with an exercise price equal to or less than that of the call option it has written.

In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security in-creased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the portfolio would experience a loss equal to the premium paid for the option.

If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the un-derlying security would then be purchased or sold by the Portfolio at a disad-vantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). The Portfolio retains the premium received from writing a call option whether or not the option could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Portfolio's assets would be committed to all options that at time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales. The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be de-livered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to ob-tain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Foreign Securities. The Portfolio may invest in foreign securities. To the ex-tent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or mone-tary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock char-acteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations -- Mortgage-Backed Securi-ties" below for a description of these and other risks.

As to any investment in Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic via-bility of property markets in which the company operates and that the second-ary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their mar-ket price does not adequately reflect this potential. In making this determi-nation, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfo-lios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real es-tate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to invest-ment companies such as the Portfolio, REITs are not taxed on income distrib-uted to shareholders provided they comply with several requirements of the In-ternal Revenue Code of 1986, as amended ("the Code"). The Portfolio will indi-rectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those com-panies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspec-tion and securities analysis.

The universe of property-owning real estate industry firms consists of approxi-mately 115 companies of sufficient size and quality to merit consideration for investment by the Portfolio. In implementing the Portfolio's research and in-vestment process, the Adviser will avail itself of the consulting services of Koll Investment Management, a division of Koll Real Estate Services ("Koll"), a national real estate investment and property manager that oversees a 1,000 property portfolio. As consultant to the Adviser, Koll provides access to a proprietary model (Koll's National Real Estate Index) that analyzes the approx-imately 9,000 properties owned by these companies. Using proprietary databases and algorithms, Koll analyzes local market rent, expense and occupancy trends, market specific transaction pricing, demographic and economic trends, and lead-ing indicators of real estate supply such as building permits. Over 300 asset-type specific geographic markets are analyzed and ranked on a relative scale by Koll in compiling its REIT . Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Fund" for more in-formation about Koll.

Once the universe of real estate industry companies has been distilled through the market research process, Koll's local market presence provides the capabil-ity to perform site specific inspections of key properties. This analysis exam-ines specific property location, condition, and sub-market trends. Koll's use of locally based real estate professionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can imme-diately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with manage-ment of targeted companies. Each management's strategic plan and ability to ex-ecute the plan are determined and analyzed. The Adviser will make extensive use of Koll's network of industry analysts in order to assess trends in tenant in-dustries. This information is then used to further interpret management's stra-tegic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through se-curities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation inter-ests in pools of residential mortgage loans and are issued by U.S. governmen-tal or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government Na-tional Mortgage Association ("Ginnie Mae"), the Federal National Mortgage As-sociation ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and in-terest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certifi-cates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obliga-tions. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Govern-ment agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residu-al" interest shares of bene-ficial interest in REMIC trusts although the Portfolio does not intend to in-vest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of pre-payments on mortgage cash flows. See "Certain Risk Considerations" below for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Services ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deterio-rating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deteriora-tion, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of com-panies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral or placed in a segregated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt secu-rities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the un-derlying stock, although the higher yield tends to make the convertible secu-rity less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will decline. When the Portfolio makes a short sale of a se-curity that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Portfolio may be required to pay a fee to borrow particu-lar securities and is often obligated to pay over any payments received on such borrowed securities. The Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer quali-fied as a custodian and will consist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfo-lio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes."

CERTAIN RISK CONSIDERATIONS

Risk Factors Associated with the Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Es-tate Equity Securities and does have a policy of concentration of its invest-ments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among oth-ers: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, prop-erty taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, en-vironmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. See "Divi-dends, Distributions and Taxes." Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registra-tion under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obliga-tions can be ex-pected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such invest-ments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historical-ly, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on ad-justable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market inter-est rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of inter-est rates, and the possibility that prepayments of principal may be made sub-stantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepay-ments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience signifi-cantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate sce-narios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus,

Mortgage-Backed Securities, and adjustable rate mortgage pass-through securi-ties in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch Investors Service, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying de-grees of difference in credit risk of securities within each rating category.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio, except the Total Return Portfolio, Technology Portfolio and the Quasar Portfolio may enter into agreements pertaining to U.S. Government Secu-rities or, in the case of the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Growth Portfolio, pertaining to the types of securities in which it invests, with mem-ber banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) and, in the case of the Money Market Portfolio, with State Street Bank and Trust Company, the Fund's Custodian, in such securities. The Real Estate Investment Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers. There is no percentage restriction on the ability of the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio to enter into repurchase agreements. The North American Government Income Portfolio, the Utility Income Portfolio and the Real Estate Investment Portfolio currently in-tend to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexi-bility in pursuit of investment of a longer-term nature. Each Portfolio re-quires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the re-sale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repur-chase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio may each write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. A Portfo-lio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convertible or carrying rights to acquire the optioned securities at no addi-tional cost. None of the above listed Portfolios may write covered call op-tions in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, and the Worldwide Privatization Portfolios each intend to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. Each Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exer-cise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix D to the Statement of Additional Information. A Portfolio retains the premium received from writ-ing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix D to the Statement of Additional Information for a further dis-cussion of the use, risks and costs of option trading.

Each of the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on either Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Money Market Portfolio and the Quasar Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser (subject to review by the Directors) will consider all rele-vant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by each Portfolio. No more than 30% of the value of the assets (25% in the case of the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio and 20% in the case of the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfolio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its port-folio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Port-folio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Quasar Portfolio with respect to foreign securities, see above. Each of the other Portfolios, except the U.S. Government/High Grade Securities Portfo-lio and the Real Estate Investment Portfolio, may invest in listed and un-listed foreign securities subject to the limitation that the International Portfolio may invest only in the securities of foreign issuers or U.S. compa-nies having their principal activities and interests outside the United States. The other Portfolios of the Fund may invest in foreign securities without limitation, although the Total Return Portfolio has no intention of so investing in the future, the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of Ameri-can companies, the Growth and Income Portfolio intends to restrict its invest-ment in foreign securities to issues of high quality and the Money Market Portfolio is limited to investing in those foreign securities described above in "Investment Objectives and Policies -- Money Market Portfolio." The Tech-nology Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of that Portfolio's total assets to be invested in foreign securities. The High-Yield Portfolio may pur-chase foreign securities, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Port-folio's total assets. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio, ex-cept the Technology Portfolio and the U.S. Government/ High Grade Securities Portfolio, may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, in-vests in foreign securities, consideration is given to certain factors com-prising both risk and opportunity. The values of foreign securities invest-ments are affected by changes in currency rates or exchange control regula-tions, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between na-tions. Currency exchange rate movements will increase or reduce the U.S. dol-lar value of the Portfolio's net assets and income attributable to foreign se-curities. Costs are incurred in connection with conversions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic is-suers, and foreign issuers may not be subject to account-ing, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases signifi-cantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not re-flect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's bal-ance sheet in order to express items in terms of currency of constant purchas-ing power. Inflation accounting may indirectly generate losses or profits. Con-sequently, financial data may be materially affected by restatements for infla-tion and may not accurately reflect the real condition of those issuers and se-curities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmen-tal supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dollar. On April 15, 1997, the exchange rate was 126.3 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed down approximately 7% from the end of 1995. On January 31, 1997 the TOPIX closed down approximately 7% from the end of 1996, after falling approximately 10% during the first full week of 1997. On April 16, 1997, the TOPIX closed down approximately 2% from January 31, 1997.

Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The average price/ earnings ratio of Japanese companies, how-ever, are high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Never-theless, it is expected that the continuing friction between the U.S. and Ja-pan with respect to trade issues will thus continue for the foreseeable fu-ture.

Each Portfolio's investments in Japanese issuers also will be subject to un-certainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minis-ter Ryutaro Hashimoto. Mr. Hashimoto's party, however, does not control a ma-jority of the seats in the parliament. For further information regarding Ja-pan, see the Fund's Statement of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

The Total Return Portfolio, the U.S. Government/High Grade Securities Portfo-lio, the High-Yield Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which gener-ally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, nor-mally within two months after the transaction, delayed settlements beyond two months may be negotiated. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount accrued daily of the portfolio's obligations with respect to any caps and floors. Securities purchased or sold under a forward commitment are sub-ject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the secu-rity purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets, or, in the case of the Total Return Portfolio and the High Yield Portfolio, more than 20% of the then current value of such Portfolio's total assets.

A Portfolio's right to receive or deliver a security under a forward commit-ment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or de-livering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may in-cur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to in-vest money at favorable rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Global Dollar Government Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a secu-rity which may be issued and sold to the Portfolio at the option of the issu-er. The price and coupon of the security are fixed at the time of the commit-ment. At the time of entering into the agreement the Portfolio is paid a com-mitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. Each Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advanta-geous to the Portfolio and which are unavailable on a firm commitment basis. Except for the Real Estate Investment Portfolio, none of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days. Each Portfolio will limit its investment in such commitments so that the ag-gregate purchase price of the securities subject to the commitments will not exceed 50%, in the cases of the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio, 25% in the case of the Real Estate Invest-ment Portfolio, and 20%, in the case of the Utility Income Portfolio, of their respective assets taken at the time of acquisition of such commitment. The Portfolios will at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commit-ment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will there-after be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfo-lio. In addition, the High-Yield Portfolio may utilize futures contracts and options on futures contracts subject to the restrictions disclosed above with respect to the Portfolio, the Worldwide Privatization Portfolio may utilize futures contracts and options on futures contracts, options on foreign curren-cies and forward foreign currency exchange contracts and the Global Dollar Government Portfolio may utilize interest rate transactions.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net as-set value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolios may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such debt instruments with the currency in which they are denominated and, at maturity, will receive interest and prin-cipal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instru-ment is issued and the date the instrument matures. While such securities en-tail the risk of loss of principal, the potential for realizing gains as a re-sult of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments de-nominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commission") is currently considering whether the Portfolios' purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolios believe that such investments do not involve the creation of such a senior security, but nevertheless the Port-folios have undertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by a Portfo-lio to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a speci-fied date. The specific securities delivered or taken, respectively, at settle-ment date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multi-ple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of a Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by a Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of a Portfolio's securities or adversely affect the prices of securities which a Portfolio intends to pur-chase at a later date. See Appendix C to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

A Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. A Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be ac-quired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incur-ring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign cur-rencies to be written or purchased by a Portfolio are traded on U.S. and for-eign exchanges or over-the-counter. There is no specific percentage limitation on a Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for fur-ther discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to a Portfolio from adverse changes in the relationship be-tween the U.S. Dollar and foreign currencies. A forward contract is an obliga-tion to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a posi-tive change in the relationship between the U.S. Dollar and other currencies. Unanticipated changes in currency prices may result in poorer overall perfor-mance for a Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of each Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of a Port-folio's investments from interest rate or currency cross-rate fluctuations, a Portfolio may enter into various hedging transactions, such as interest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a re-turn or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against any in-crease in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an ex-change of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap entitles the purchas-er, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

The Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedg-ing its assets or its liabilities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets hav-ing an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If a Portfolio en-ters into an interest rate swap on other than a net basis, a Portfolio will maintain a segregated account with the Fund's

Custodian in the full amount accrued on a daily basis of a Portfolio's obliga-tions with respect to the swap. The Portfolios will not enter into any inter-est rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the high-est rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents util-izing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been de-veloped and, accordingly, they are less liquid than swaps. To the extent that a Portfolio sells (i.e., writes) caps and floors, it will maintain in a seg-regated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of a Portfolio's obligations with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated ben-efits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the secu-rities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolios' ability to dispose of their positions in futures contracts, options, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cov-ering an option written by the Portfolio until the option expires or it deliv-ers the underlying

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

futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios will maintain more than 15% of its net assets in illiquid securi-ties. For purposes of each Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual re-strictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser will monitor the liquidity of such secu-rities under the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Certain debt securities in which the Global Dollar Government Portfolio may in-vest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt se-curities, the Portfolio may be subject to greater risk during periods of de-clining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not neces-sarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and in-terest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated secu-rities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have specu-lative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such secu-rities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Port-folio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on rel-ative values based on such factors as interest or dividend coverage, asset cov-erage, earnings prospects, and the experience and managerial strength of the issuer.

The Global Dollar Government Portfolio may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) and in unrated securi-ties of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the High-Yield Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Growth Port-folio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Port-folio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the High-Yield Portfolio, North American Government Income Portfolio and Global Dollar Gov-ernment Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objec-tive and policies.

 NON-DIVERSIFIED STATUS

The Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio are "non-diversified", which means the Portfolios are not limited in the pro-portion of their assets that may be invested in the securities of a single is-suer. However, because the Portfolios may invest in a smaller number of indi-vidual issuers than a diversified portfolio, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. Each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstand-ing voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

In order to meet the diversification tests and thereby maintain its status as a regu-lated investment company, the North American Government Income Portfolio will be required to diversify its portfolio of Canadian Government Securities, Mex-ican Government Securities and other foreign government securities in a manner which would not be necessary if the Portfolio had made similar investments in U.S. Government Securities.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio, the Growth and Income Portfolio and the Utility Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed in-come securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing sav-ings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

For temporary defensive purposes, the Global Dollar Government Portfolio may vary from its investment policies during periods in which economic or politi-cal conditions warrant. Under such circumstances, the Portfolio may invest without limit in (i) Government Securities and (ii) the following U.S. dollar-denominated investments: (a) indebtedness rated Aa or better by Moody's or AA or better by S&P, or if not so rated, of equivalent investment quality as de-termined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal De- posit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P or Prime 1 or better by Moody's or, if not so rated, issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's. The Global Dollar Government Portfolio may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in such U.S. dollar-denominated money market instruments.

For temporary defensive purposes, the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agree-ments.

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instru-mentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining matu-rity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or

Moody's or, if not so rated, of equivalent investment quality as determined by Alliance. For this purpose the Portfolio will limit its investments in foreign currency denominated debt securities to securities that are denominated in cur-rencies in which the Portfolio anticipates its subsequent investments will be denominated.

Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the Statement of Addi-tional Information.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of exercis-ing control. When circumstances warrant, however, securities may be sold with-out regard to the length of time held.

Because the Money Market Portfolio invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's securities transactions occur pri-marily with issuers, underwriters or major dealers in money market investments acting as principals at net prices in which the Fund incurs little or no bro-kerage costs.

The annual portfolio turnover rate of the Premier Growth Portfolio may be in excess of 100%. Although the Fund cannot accurately predict its annual portfo-lio turnover rate, the Adviser does not expect the annual portfolio turnover of the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio and the Technology Portfolio to exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capi-tal appreciation as a basic policy, and may result in correspondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. It is anticipated that the annual portfolio turnover rate of the Growth and Income Portfolio may be in ex-cess of 50% but less than 100%. See "Dividends, Distributions and Taxes."

The High-Yield Portfolio, the U.S. Government/High Grade Securities Portfolio and the Global Bond Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve their investment objectives and policies. Management anticipates that the an-nual turnover in the High-Yield Portfolio may be in excess of 200% in future years (but is not expected to exceed 250%). An annual turnover rate of 200% oc-curs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A 200% turnover rate is greater than that of many other investment companies. Although management cannot accurately predict its portfolio turnover rate, it is anticipated that the annual turnover rate for the U.S. Government/High Grade Securities Portfolio and the Global Bond Portfo-lio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). The annual turnover rate of 400% occurs, for ex-ample, when all of the securities in the Portfolio are replaced four times in a period of one year. A 400% turnover rate is greater than that of most other in-vestment companies. These Portfolios may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and correspondingly larger mark-up charges can be expected to be borne by the Portfolios. See "Div-idends, Distributions and Taxes."

The Global Dollar Government Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The Adviser anticipates that the annual turnover in the Global Dollar Government Portfolio will not be in excess of 300% (excluding turnover of securities having a matu-rity of one year or less). An annual turnover rate of 300% occurs, for example, when all of the securities in the Portfolio are replaced three times in a pe-riod of one year. Management anticipates that the annual turnover in the North American Government Income Portfolio will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio are replaced four times in a period of one year. Management antici-pates that the annual turnover in the Utility Income Portfolio will not be in excess of 200%. An annual turnover rate of 200% occurs, for example, when all the securities in the Portfolio are replaced twice in a period of one year.

Management expects that the annual turnover in the Growth Portfolio will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all the securities in a Portfolio are replaced twice in a period of one year.

Generally, the policy of the Worldwide Privatization Portfolio with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure that the Portfolio will realize less than 30% of its gross income from the sale or other disposition of securities held for less than three months (see "Dividends, Distributions and Taxes") and to hold its securities for six months or longer. However, it is also the Portfo-lio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfo-lio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's were replaced twice within a period of one year.

Generally, the Quasar Portfolio's policy with respect to turnover of securities held in the Portfolio is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of exercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover generally will not be in excess of 200%.

The Adviser anticipates that the Real Estate Investment Portfolio's annual rate of turnover will not exceed 100%. A 100% annual turnover rate would occur if all of the securities in the Portfolio's portfolio are replaced once in a pe-riod of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes."

A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its share-holders. High portfolio turnover also may result in the realization of substan-tial net short-term capital gains. In order to continue to qualify as a regu-lated investment company for Federal tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the ap-proval of the shareholders of a Portfolio. Certain of those fundamental invest-ment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Money Market Portfolio, the Premier Growth Portfo-lio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfolio and the Inter-national Portfolio, these fundamental investment policies provide that a Port-folio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without re-gard to such 5% limitation; (ii) acquire more than 10% of any class of the out-standing securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an in-vestment is made in the securities of issuers conducting their principal busi-ness activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bank-ers' acceptances and interest-bearing deposits. For purposes of this invest-ment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry; (iv) borrow money, except that a Portfo-lio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in para-graph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), or as permitted in connection with short sales of securities "against the box" by the Growth Portfolio, as described above; (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such se-curities. Illiquid securities purchased by the High-Yield Portfolio may in-clude: (i) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (ii) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Global Bond Portfolio, these fundamental investment poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry ex-cept that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposi-tion of securities; borrowing in the aggregate may not exceed 15%, and borrow-ing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabili-ties (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or (iv) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market val-ue) would be invested in such securities.

With respect to the North American Government Income Portfolio and the Global Dollar Government Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of their respective total as-sets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) bor-row money, except (a) the North American Government Income Portfolio and the Global Dollar Government Portfolio may, in accordance with provisions of the Act, bor-row money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securi-ties; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfo-lio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and
(b) the Global Dollar Government Portfolio may enter into reverse repurchase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or other-wise encumber their respective assets, except to secure permitted borrowings.

As a matter of fundamental policy, the Utility Income Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer ex-cept the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total as-sets in the securities of issuers conducting their principal business activi-ties in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks or temporary or emergency purposes, including the meet-ing of redemption requests which might require the untimely disposition of se-curities; borrowing in the aggregate may not exceed 15%, and borrowing for pur-poses other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorga-nization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies.

With respect to the Growth Portfolio, these fundamental investment policies provide that the Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry. (Obliga-tions of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

With respect to the Worldwide Privatization Portfolio, these fundamental poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of invest-ments and anticipated returns, that the Portfolio's ability to achieve its in-vestment objective would be adversely affected if the Portfolio were not per-mitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discus-sion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption re-quests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid be-fore any investments are made; or (iii) pledge, hypothecate, mortgage or oth-erwise encumber its assets, except to secure permitted borrowings.

With respect to the Technology Portfolio, these fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the out-standing voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentali-ties, if as a result (a) the value of the holdings of the Technology Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the right to in-vest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such pur-chase would cause 10% or more of its total assets to be invested in the secu-rities of such issuers.

With respect to the Quasar Portfolio these fundamental policies provide that the Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total asset may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

With respect to the Real Estate Investment Portfolio these fundamental poli-cies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumen-talities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfo-lio owns more than 25% of the outstanding securities of any one class of secu-rities of such issuer; (iii) invest 25% or more of its total assets in the se-curities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will in-vest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real es-tate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet re-demption requests, in an amount not exceeding 5% of the value of its total as-sets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman of the Board and President, is President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Cap-ital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1992.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1992.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1992. He is currently an independent consultant.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. is an investment adviser and an independent consultant. He was formerly a Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1992.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is president and Chief Executive Officer of Wenonah Development Company (investments) and a Di-rector of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Mu-seum of the City of New York from 1977-1995.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Money Market Portfolio's investment program since its inception is Pamela F. Rich-ardson, who is a Vice President of ACMC. Ms. Richardson has been associated with ACMC since prior to 1992. The employee of the Adviser principally respon-sible for the Premier Growth Portfolio's investment program since its incep-tion is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally re-sponsible for the Growth and Income Portfolio's investment program since its inception is Paul Rissman, who is a Vice President of ACMC with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the U.S. Government/High Grade Securities Portfolio's invest-ment program since its inception is Paul J. DeNoon, who is a Vice President of ACMC, with which he has been associated since prior to 1992. Prior to that, Mr. DeNoon was Vice President of Manufacturers Hanover Trust since prior to 1992. The employee of the Adviser principally responsible for the Total Return Portfolio's investment program since 1996 is Paul Rissman, who is a Vice Pres-ident of ACMC, with which he has been associated since prior to 1992. The em-ployee of the Adviser principally responsible for the International Portfo-lio's investment program since 1996 is Steven Beinhacker, a Vice President of ACMC with which he has been associated since prior to 1992. The person princi-pally responsible for the investment program of the Global Bond Portfolio since its inception is Ian Coulman, an Investment Man-ager of the Sub-Adviser. The employee of the Adviser principally responsible for the investment program since inception of the North American Government In-come Portfolio and the Global Dollar Government Portfolio is Wayne D. Lyski, an Executive Vice President of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the investment program of the Utility Income Portfolio since 1996 is Paul Rissman, who is a Vice President of ACMC with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the investment program since inception of the Growth Portfolio is Tyler J. Smith, who is a Senior Vice President of the Adviser. Prior to joining the Adviser in July 1993, Mr. Smith was employed by Equitable Capital or its affiliates since prior to 1992. The employee of the Adviser principally responsible for the investment program since inception of the Worldwide Privatization Portfolio is Mark H. Breedon, a Vice President of the Adviser and a Director and Vice President of Alliance Capital Limited, an indirect wholly-owned subsidiary of the Adviser, with which he has been associated since prior to 1992. The employees of the Adviser prin-cipally responsible for the investment program since inception of the Technol-ogy Portfolio are Peter Anastos and Gerald T. Malone. Mr. Anastos has been as-sociated with the Adviser since prior to 1992 and Mr. Malone has been associ-ated with the Adviser since 1992. Prior thereto, Mr. Malone was associated with College Retirement Equities Fund since prior to 1992. The employees of the Ad-viser principally responsible for the Quasar Portfolio's investment program since its inception are Alden M. Stewart and Randall E. Haase. Mr. Stewart and Mr. Haase have each been associated with the Adviser since 1992.* The employee of the Adviser principally responsible for the Real Estate Investment Portfo-lio's investment program since its inception is Daniel G. Pine. Mr. Pine, who is a Senior Vice President and Research Analyst of ACMC, with which he has been associated since May of 1996. Prior thereto, Mr. Pine was Senior Vice President of Desai Capital Management since prior to 1992. The employees of the Adviser principally responsible for the High-Yield Portfolio investment program since its inception are Nelson R. Jantzen and Wayne C. Tappe. Mr. Jantzen and Mr. Tappe have each been associated with the Adviser since prior to 1992.*

The Adviser has retained under a subadvisory agreement a sub-adviser, AIGAM In-ternational Limited (the "Sub-Adviser"), an indirect, majority owned subsidiary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond Portfo-lio. In 1994, the Sub-Adviser changed its name from Dempsey & Company Interna-tional Limited, which was founded in 1988.

The Sub-Adviser is an asset management firm specializing in global fixed-income money management. The Sub-Adviser manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios.

In providing advisory services to the Real Estate Investment Portfolio and other clients
--------
*Prior to July 22, 1993, with Equitable Capital Management Corporation (Equitable Capital). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Fund.

investing in real estate securities, the Adviser has access to the research services of Koll Investment Management, the Investment Management Division of Koll, which acts as a consultant to the Adviser with respect to the real estate market. As a consultant, Koll provides to the Adviser, at the Adviser's ex-pense, such in-depth information regarding the real-estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. Koll will not furnish investment advice or make recommenda-tions regarding the purchase or sale of securities by the Portfolio nor will it be responsible for making investment decisions involving Portfolio assets.

Koll is one of the largest fee-based property management firms in the United States as well as one of the largest publishers of real estate research, with approximately 2,600 employees nationwide. Koll will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 115 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 9,000 individual properties owned by these companies. REIT . Score is in turn based on Koll's National Real Estate Index which gathers, analyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and pri-vate-sector sources as well as Koll's proprietary database of 45,000 commercial property transactions representing over $250 billion of investment property and over 2,000 tracked properties which report rent and expense data quarterly. Koll has previously provided access to its REIT . Score model results primarily to the institutional market through subscriptions. The model is no longer pro-vided to any research publications, and the Portfolio and another mutual fund managed by the Adviser are currently the only mutual funds available to retail investors that have access to Koll's REIT . Score model.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 totaling more than $182 billion (of which approximately $63 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Ad-viser comprising 110 separate investment portfolios currently have over two million shareholders. As of December 31, 1996, the Adviser was retained as an investment manager by 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Ad-ditional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

Money Market Portfolio                                        .500%
Premier Growth Portfolio                                     1.000%
Growth and Income Portfolio                                   .625%
U.S. Government/High
  Grade Securities Portfolio                                  .600%
High-Yield Portfolio                                          .750%
Total Return Portfolio                                        .625%
International Portfolio                                      1.000%
Global Bond Portfolio                                         .650%
North American Government
  Income Portfolio                                            .650%
Utility Income Portfolio                                      .750%
Global Dollar Government
  Portfolio                                                   .750%
Growth Portfolio                                              .750%
Worldwide Privatization
  Portfolio                                                  1.000%
Technology Portfolio                                         1.000%
Quasar Portfolio                                             1.000%
Real Estate Investment
  Portfolio                                                   .900%

The fees are accrued daily and paid monthly. For the year ended December 31, 1996, the Adviser received no net advisory fees from the Global Dollar Govern-ment Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High-Yield Portfolio. For the year ended December 31, 1996 the Adviser re-ceived an advisory fee from each of the Premier Growth Portfolio, the Global Bond Portfolio, the Growth & Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio and the Technology Portfolio so that each such Portfo-lio paid an advisory fee equal to .72%, .44%, .63%, .54%, .46%, .04%, .50%,
 .19%, .19%, .74%, .10% and .33% of each such Portfolio's average net assets, respectively.

For the year ended December 31, 1996, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net asset value.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its af-filiates rendering clerical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

For the year ended December 31, 1996, the ordinary operating expenses of the Growth and Income Portfolio were .82%, the Global Bond Portfolio were .94%, the Money Market Portfolio were .69%, the Premier Growth Portfolio were .95%, the U.S. Government/High Grade Portfolio were .92%, the Total Return Portfolio were .95%, the International Portfolio were .95%, the North American Govern-ment Income Portfolio were .95%, the Global Dollar Government Portfolio were
 .95%, the Utility Income Portfolio were .95%, the Growth Portfolio were .93%, the Worldwide Privatization Portfolio were .95%, the Technology Portfolio were
 .95% and the Quasar Portfolio were .95% of each such Portfolio's average net assets, all net of voluntary expense reimbursements.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday ex-clusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfo-lio are valued at their current market value (in the case of the Money Market Portfolio, amortized cost value is used) determined on the basis of market quotations or, if such quotations are not readily available, such other meth-ods as the Directors believe would accurately reflect fair market value. Port-folio securities may also be valued on the basis of prices provided by a pric-ing service when such prices are believed by the Adviser to reflect the fair market value of such securities. In the case of the Money Market Portfolio, per share net asset value is expected to be constant at $1.00 per share, al-though this price is not guaranteed.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Money Market Portfolio declares income dividends each business day at 4:00 p.m. Eastern time and such dividends are paid monthly via automatic investment in additional full and fractional shares in each shareholders' account. As such additional shares are entitled to dividends, a compounding growth of in-come occurs. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees pay-able to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

Each of the other Portfolios will declare and distribute dividends from net investment in-come and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of such Portfo-lios.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distri-butions paid to the Fund and subsequently distributed to shareholders is a re-turn of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calen-dar year.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Rev-enue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net cap-ital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary in-come and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the appli-cable diversification requirements. Under the Regulations, if a regulated in-vestment company satisfies certain conditions, a segregated asset account own-ing shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment com-pany. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insur-ance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Money Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Global Bond Portfolio, the North American Govern-ment Income Portfolio, the Utility Income Portfolio and the Global Dollar Gov-ernment Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio and the Quasar Portfolio are normally effected by brokers, and transactions for the Total Re-turn Portfolio and the Real Estate Investment Portfolio are normally effected through any one or more of the foregoing entities.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently di-vided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Direc-tors, that affect all Portfolios in substantially the same manner. Maryland law does not require a registered investment company to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to re-ceive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antici-pated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded as having pre-dominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  C1: The rating C1 is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic condi-tions.

  A+, A, A-: Protection factors are average but adequate. However, risk fac-tors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suf-ficient for prudent investment. Considerable variability in risk during eco-nomic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate ac-cording to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD represents the highest po-tential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                                     ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

-------------------------------------------------------------------------------
P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
-------------------------------------------------------------------------------

Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.


-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.

GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1997
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

--------------------------------------------------------------------------------
                              PURCHASE INFORMATION
--------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be ob-tained from Alliance Fund Services, Inc. at the address or telephone number shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies of-fered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

                                                              PREMIER   GLOBAL
                                                              GROWTH     BOND
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
      ANNUAL PORTFOLIO OPERATING EXPENSES
       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
       Management Fees.....................................     .72%      .44%
       Other Expenses......................................     .23%      .50%
                                                                ---       ---
       Total Portfolio Operating Expenses..................     .95%      .94%
                                                                ===       ===

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Premier Growth Portfolio........................  $10     $30     $53     $117
Global Bond Portfolio...........................  $ 9     $30     $52     $115

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. Expense Information for the Premier Growth Portfolio and Global Bond Portfolio have been restated to reflect current fees. The ex-penses listed in the table for the Premier Growth Portfolio and Global Bond Portfolio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses of the Portfolios, be-fore expense reimbursements, would be: Premier Growth Portfolio: Management Fees --1.00%, Other Expenses -- .23% and Total Portfolio Operating Expenses --
 1.23%; and Global Bond Portfolio: Management Fees -- .65%, Other Expenses -- .50% and Total Portfolio Operating Expenses -- 1.15%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                      PREMIER GROWTH PORTFOLIO
                          -------------------------------------------------------------
                              YEAR ENDED DECEMBER 31,                 JUNE 26, 1992(A)
                          ----------------------------------------           TO
                           1996       1995       1994       1993      DECEMBER 31, 1992
                          -------    -------    -------    -------    -----------------
Net asset value, begin-
 ning of period.........  $ 17.80    $ 12.37    $ 12.79    $ 11.38         $10.00
                          -------    -------    -------    -------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b).............      .08(c)     .09(c)     .03(c)     -0-(c)         .06(c)
 Net realized and
  unrealized gain (loss)
  on investments........     3.29       5.44       (.41)      1.43           1.32
                          -------    -------    -------    -------         ------
 Net increase (decrease)
  in net asset value
  from operations.......     3.37       5.53       (.38)      1.43           1.38
                          -------    -------    -------    -------         ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......     (.10)      (.03)      (.01)      (.01)           -0-
 Distributions from net
  realized gains........    (5.37)      (.07)      (.03)      (.01)           -0-
                          -------    -------    -------    -------         ------
 Total dividends and
  distributions.........    (5.47)      (.10)      (.04)      (.02)           -0-
                          -------    -------    -------    -------         ------
 Net asset value, end of
  period................  $ 15.70    $ 17.80    $ 12.37    $ 12.79         $11.38
                          =======    =======    =======    =======         ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)..............    22.70%     44.85%     (2.96)%    12.63%         13.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..  $96,434    $29,278    $37,669    $13,659         $3,760
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................      .95%       .95%       .95%      1.18%           .95%(e)
 Expenses, before waiv-
  ers and reimburse-
  ments.................     1.23%      1.19%      1.40%      2.05%          4.20%(e)
 Net investment income..      .52%       .55%       .42%       .22%           .96%(e)
 Portfolio turnover
  rate..................       32%        97%        38%        42%            14%
 Average commission rate
  paid(f)                  $.0609        -0-        -0-        -0-            -0-

                                      GLOBAL BOND PORTFOLIO
                               ------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                1996       1995       1994      1993      1992
                               -------    -------    ------    ------    ------
Net asset value, beginning of
 period......................  $ 12.15    $  9.82    $11.33    $11.24    $11.10
                               -------    -------    ------    ------    ------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(b)....      .67(c)     .69(c)    .57(c)    .77(c)    .64
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions...............      .01       1.73     (1.16)      .43      (.13)
                               -------    -------    ------    ------    ------
 Net increase (decrease) in
  net asset value from opera-
  tions......................      .68       2.42      (.59)     1.20       .51
                               -------    -------    ------    ------    ------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net invest-
  ment income................     (.84)      (.09)     (.62)     (.85)     (.28)
 Distributions from net
  realized gains.............     (.25)       -0-      (.30)     (.26)     (.09)
                               -------    -------    ------    ------    ------
 Total dividends and distri-
  butions....................    (1.09)      (.09)     (.92)    (1.11)     (.37)
                               -------    -------    ------    ------    ------
 Net asset value, end of pe-
  riod.......................  $ 11.74    $ 12.15    $ 9.82    $11.33    $11.24
                               =======    =======    ======    ======    ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(d)...................     6.21%     24.73%    (5.16)%   11.15%     4.87%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
  (000's omitted)............  $18,117    $11,553    $7,298    $6,748    $5,876
 Ratio to average net assets
  of:
 Expenses, net of waivers and
  reimbursements.............      .94%       .95%      .95%     1.50%     1.50%
 Expenses, before waivers and
  reimbursements.............     1.15%      1.77%     2.05%     1.50%     1.97%
 Net investment income.......     5.76%      6.22%     6.01%     4.85%     5.85%
 Portfolio turnover rate.....      191%       262%      102%      125%       78%

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund currently has 19 Portfolios, 2 of which are offered by this Prospec-tus: the Premier Growth Portfolio and the Global Bond Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that either of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies between the Portfolios determine the types of portfolio se-curities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfolio's investment pol-icies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are de-scribed in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of the Advis-er, are likely to achieve superior earnings growth. The Portfolio investments in the 25 such companies most highly regarded at any point in time by the Ad-viser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Portfolio's in-vestment portfolio. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of inten-sively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Port-folio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in mak-ing investment decisions for the Portfolio. The research staff generally fol-lows a primary research universe of approximately 600 companies which are con-sidered by the Adviser to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communica-tion among the analysts result in decision-making based on the relative at-tractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substan-tially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Ad-viser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate perfor-mance of a selected portfolio of publicly traded stocks, including monthly ad-justments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Port-folio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options written by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or pur-chase such options in such markets. If an option is not so sold and is permit-ted to expire without being exercised, its premium would be lost by the Portfo-lio.

  Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by in-vesting in a globally diversified portfolio of high quality debt securities de-nominated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

Over the past 14 years, debt securities offered by certain foreign governments pro-vided higher investment returns than U.S. government debt securities. Such returns reflect interest rates prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative perfor-mance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's econo-my. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. gov-ernment and corporate bond market is less risky than a portfolio invested ex-clusively in foreign debt securities, and provides investors with more opportu-nities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio will invest only in securities of issuers in countries whose gov-ernments are deemed stable by the Adviser and the Sub-Adviser. Their determina-tion that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government se-curities of the country. Examples of foreign governments which the Adviser and Sub-Adviser currently consider to be stable, among others, are the governments of Australia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Ja-pan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' finan-cial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic poli-
cies) as well as technical and political data. Under normal market conditions, it is expected that approximately 25% of the Portfolio's net assets will be invested in debt securities denominated in the U.S. Dollar.

On December 31, 1996, 3% of the Portfolio's net assets were invested in debt securities of Japanese issuers. See "Other Investment Policies and Tech-niques -- Foreign Securities" and (for a further description of Japan) Appen-dix E, to the Statement of Additional Information.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or supranational organizations, high-quality U.S. or foreign corporate debt secu-rities, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt securities rated within one of the two highest grades assigned by S&P or Moody's or, if unrated, judged by the Adviser and Sub-Adviser to be of compa-rable quality. See "Other Investment Policies and Techniques -- Securities Ratings". Pending investment, to maintain liquidity or for temporary defensive purposes, the Portfolio may commit all or any portion of its assets to cash or money market instruments of U.S. or foreign issuers. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of for-ward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Invest-ment Policies and Techniques --Hedging Techniques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance devel-opment projects in developing member countries; the European

Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic cooper-ative whose members are various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank es-tablished to lend portfolios, promote investment and provide technical assis-tance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Min-isters of the European Union to reflect changes in relative values of the un-derlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques -- Foreign Securities," be-low.


OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to both Portfolios:

 REPURCHASE AGREEMENTS

Each Portfolio may enter into agreements pertaining to U.S. Government Securi-ties.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexi-bility in pursuit of investment of a longer-term nature. Each Portfolio re-quires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the re-sale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established pro-cedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a speci-fied security on or before a fixed date, at a predetermined price. The Premier Growth Portfolio is permitted to write call options but may not do so unless it at all times during the option period owns the optioned securities, or securities convertible or carrying rights to acquire the optioned securities at no additional cost. The Premier Growth Portfolio may not write covered call options in excess of 25% of its assets.

The Premier Growth Portfolio may terminate its obligation to the holder of an option written by it through a "closing purchase transaction." It may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Premier Growth Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by it from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of the Portfolio being able to make closing purchase transactions, there is no assurance that it will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in in-creases in the portfolio turnover of the Premier Growth Portfolio, especially during periods when market prices of the underlying securities appreciate.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Gov-ernment securities, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser (subject to review by the Directors) will consider all rele-vant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by each Portfolio. No more than 30% of the value of the assets of the Premier Growth Portfolio and 20% of the Global Bond Portfolio may be loaned at any time, nor will ei-ther Portfolio lend its portfolio securities to any officer, director, em-ployee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Global Bond Portfolio with respect to foreign securities, see above. The Premier Growth Portfolio may in-vest in listed and unlisted foreign securities without limitation, although it intends to invest at least 85% of the value of its total assets in the equity securities of American companies.

The Portfolios may convert U.S. Dollars into foreign currency, but only to ef-fect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent that each Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income at-tributable to foreign securities. Costs are incurred in connection with con-versions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be re-flected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of con-stant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restate-ments for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform ac-counting and auditing standards and potential difficulties in enforcing con-tractual obligations and could be subject to extended settlement periods.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Global Bond Portfolio.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net as-set value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advanta-geous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolio may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio will purchase such debt instruments with the cur-rency in which they are denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Portfolio will purchase such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commission") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has undertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its in-vestments in this type of security and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multi-ple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix C to the Fund's Statement of Additional In-formation for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio se-curities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to pur-chase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may consti-tute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may for-feit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific per-centage limitation on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio. The

Portfolio may also enter into these transactions to protect against any in-crease in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a spec-ulative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap enti-tles the purchaser, to the extent that a specified index exceeds a predeter-mined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an in-terest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractu-ally-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid as-sets having an aggregate net asset value at least equal to the accrued excess will be main-tained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with re-spect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser will monitor the credit-worthiness of counter parties to its interest rate swap, cap and floor trans-actions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a seg-regated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures con-tracts, options, interest rate transactions or forward contracts or may real-ize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In ad-dition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce un-anticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cov-ering an option written by the Portfolio until the option expires or it deliv-ers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these in-struments effectively for the purposes set forth above. Furthermore, the Port-folio's ability to engage in options and futures transactions may be limited by tax considerations.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, neither of the Portfolios will maintain more than 15% of its net assets in illiquid securi-ties. For purposes of each Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual re-strictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not termina-ble within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual re-strictions on resale but have a readily available market are not deemed illiq-uid for purposes of this limitation. The Adviser will monitor the liquidity of such securities under the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securi-ties.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such invest-ments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during pe-riods of rising interest rates, the values of a Portfolio's securities gener-ally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and reali-zation of capital losses on securities in a Portfolio's portfolio will be un-avoidable.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P and Moody's are a generally ac-cepted barometer of credit risk. They are, however, subject to certain limita-tions from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of dif-ference in credit risk of securities within each rating category.

 NON-DIVERSIFIED STATUS

The Global Bond Portfolio is "non-diversified", which means it is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, because the Global Bond Portfolio may invest in a smaller number of individual issuers than a diversified portfolio, an invest-ment in the Global Bond Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. The Global Bond Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, it will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securi-ties of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold their assets in cash equivalents, in-cluding (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and in-terest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of ex-ercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held.

The annual portfolio turnover rate of the Premier Growth Portfolio may be in excess of 100%. A 100% annual portfolio turnover rate would occur, for exam-ple, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment com-panies, including those which emphasize capital appreciation as a basic poli-cy, and may result in correspondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. See "Dividends, Distributions and Taxes."

The Global Bond Portfolio will actively use trading to benefit from yield dis-parities among different issues of fixed-income securities or otherwise to achieve their investment objectives and policies. Although management cannot accurately predict its portfolio turnover rate, it is anticipated that the an-nual turnover rate for the Global Bond Portfolio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). The annual turnover rate of 400% occurs, for example, when all of the securi-ties in the Portfolio are replaced four times in a period of one year. A 400% turnover rate is greater than that of most other investment companies. The Global Bond Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and correspondingly larger mark-up charges can be expected to be borne by the Global Bond Portfolio. See "Divi-dends, Distributions and Taxes."

A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months. See "Dividends, Distribu-tions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Premier Growth Portfolio these fundamental in-vestment policies provide that it may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than secu-rities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested with-out regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government secu-rities or certificates of deposit, bankers' acceptances and interest-bearing deposits. For purposes of this investment restriction, the electric, gas, tel-ephone and water business shall each be considered as a separate industry;
(iv) borrow money, except that the Premier Growth Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not ex-ceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of the Premier Growth Portfolio),
(vi) invest in illiquid securities if immediately after such investment more than 10% of the Premier Growth Portfolio's total assets (taken at market val-ue) would be invested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Global Bond Portfolio, these fundamental investment poli-cies provide that it may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one in dustry except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Global Bond Portfolio's total assets (including the amount borrowed) less lia-bilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Global Bond Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to se-cure permitted borrowings; or (iv) invest in illiquid securities if immedi-ately after such investment more than 10% of the Global Bond Portfolio's total assets (taken at market value) would be invested in such securities.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman of the Board and President, is President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Ad-viser, with which he has been associated since prior to 1992.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1992.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1992. He is currently an independent consultant.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. is an investment adviser and an independent consultant. He was formerly a Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1992.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Di-rector of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Mu-seum of the City of New York from 1977-1995.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Premier Growth Portfolio's investment program since its inception is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1992. The person principally responsible for the investment program of the Global Bond Portfolio since its inception is Ian Coulman, an Investment Man-ager of the Sub-Adviser.

The Adviser has retained under a sub-advisory agreement a sub-adviser, AIGAM

International Limited (the "Sub-Adviser"), an indirect, majority owned subsidi-ary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond
Portfolio. In    1994, the Sub-Adviser changed its name from Dempsey & Company
International Limited, which was founded in 1988.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 totaling more than $182 billion (of which approximately $63 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Ad-viser comprising 110 separate investment portfolios currently have over two million shareholders. As of December 31, 1996, the Adviser was retained as an investment manager by 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equita-ble Life Assurance Society of the United States ("Equitable"), one of the larg-est life insur-ance companies in the United States and a wholly owned subsidiary of the Equi-table Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional In-formation under "Management of the Fund."

The Sub-Adviser is an asset management firm specializing in global fixed-income money management. The Sub-Adviser manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios.

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfo-lios pays the Adviser at the following annual percentage rate of its average daily net asset value:

Premier Growth Portfolio                                     1.000%
Global Bond Portfolio                                         .650%

The fees are accrued daily and paid monthly. For the year ended December 31, 1996, the Adviser received an advisory fee from each of the Premier Growth Portfolio and the Global Bond Portfolio equal to .72% and .44% of their average net assets, respectively.

For the year ended December 31, 1996, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net asset value.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agree-ment described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospec-tuses and shareholder reports, (f) cost of maintaining the Fund's existence,
(g) interest charges, taxes, brokerage fees and commissions, (h) costs of sta-tionery and supplies, (i) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (j) cost of certain personnel of the Adviser or its affiliates rendering clerical, ac-counting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

For the year ended December 31, 1996, the ordinary operating expenses of each of the Global Bond Portfolio and the Premier Growth Portfolio were .94% and
 .95%, respectively, of each Portfolio's average net assets, both net of volun-tary expense reimbursements.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surren-der and transfer requests to be effected on that day pursuant to variable an-nuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate account of the participating insurance company for more information on the purchase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total as-sets, less its liabilities, by the total number of its shares then outstand-ing. A Fund business day is any weekday exclusive of days on which the Ex-change is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value determined on the basis of market quotations or, if such quota-tions are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securi-ties.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are en titled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Premier Growth Portfolio and the Global Bond Portfolio will each declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of such Portfolios.

Each Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capi-tal gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from either Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distribu-tions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated there-under, in order for the holders of the vari- able annuity contracts or variable life insurance policies under-lying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annui-ties or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Global Bond Portfo-lio, occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Premier Growth Port-folio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consis-tent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Ad-viser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin &
Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio of the Fund. Shares of each Portfolio are normally entitled to one vote for all pur-poses. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Maryland law does not require a registered investment company to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to re-ceive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antici-pated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                                     ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

-------------------------------------------------------------------------------
P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
-------------------------------------------------------------------------------
Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.

-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.

REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

-------------------------------------------------------------------------------
                             PURCHASE INFORMATION
-------------------------------------------------------------------------------

The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1997, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            PROSPECTUS/May 1, 1997
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee. Shareholder transaction expenses shown are net of expense reimbursement.

                                                          PREMIER   REAL ESTATE
                                                          GROWTH    INVESTMENT
                                                         PORTFOLIO PORTFOLIO(1)*
                                                         --------- -------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees.....................................     .72%          0%
   Other Expenses......................................     .23%        .95%
                                                            ---         ---
   Total Portfolio Operating Expenses..................     .95%        .95%
                                                            ===         ===

--------
 * Annualized.
(1) Inception (1/9/97) through 3/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Premier Growth Portfolio........................  $10     $30     $53     $117
Real Estate Investment Portfolio................  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. Expense Information for the Premier Growth Portfolio has been restated to reflect current fees and the expenses listed in the table for the Premier Growth Portfolio and Real Estate Investment Portfolio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses of the Premier Growth Portfolio, before expense reimbursements, would be: Management Fees -- 1.00%, Other Expenses --
 .23% and Total Portfolio Operating Expenses-- 1.23%. The estimated expenses of the Real Estate Investment Portfolio before expense reimbursement would be:
Management Fees -- .90%, Other Expenses -- 5.10% and Total Operating Ex-penses -- 6.00%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS
  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Once these Portfolios have been in operation for all or a portion of the Fund's fiscal year, the required information will be set forth for the Portfolios in a "Financial Highlights" table. Further information about the Fund's performance is contained in the Fund's annual report, which is avail-able without charge upon request.

                                                                                             REAL ESTATE
                                       PREMIER GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO
                           ------------------------------------------------------------- --------------------
                                                                                          JANUARY 9, 1997(A)
                               YEAR ENDED DECEMBER 31,                 JUNE 26, 1992(A)           TO
                           ----------------------------------------           TO            MARCH 31, 1997
                            1996       1995       1994       1993      DECEMBER 31, 1992     (UNAUDITED)
                           -------    -------    -------    -------    ----------------- --------------------
Net asset value, begin-
 ning of period..........  $ 17.80    $ 12.37    $ 12.79    $ 11.38         $10.00              $10.00
                           -------    -------    -------    -------         ------              ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(b)..............      .08(c)     .09(c)     .03(c)     -0-(c)         .06(c)              .10
 Net realized and
  unrealized gain (loss)
  on investments.........     3.29       5.44       (.41)      1.43           1.32                 .05
                           -------    -------    -------    -------         ------              ------
 Net increase (decrease)
  in net asset value from
  operations.............     3.37       5.53       (.38)      1.43           1.38                 .15
                           -------    -------    -------    -------         ------              ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income........     (.10)      (.03)      (.01)      (.01)           -0-                 -0-
 Distributions from net
  realized gains.........    (5.37)      (.07)      (.03)      (.01)           -0-                 -0-
                           -------    -------    -------    -------         ------              ------
 Total dividends and dis-
  tributions.............    (5.47)      (.10)      (.04)      (.02)           -0-                 -0-
                           -------    -------    -------    -------         ------              ------
 Net asset value, end of
  period.................  $ 15.70    $ 17.80    $ 12.37    $ 12.79         $11.38              $10.15
                           =======    =======    =======    =======         ======              ======
TOTAL RETURN
 Total investment return
  based on net asset val-
  ue(d)..................    22.70%     44.85%     (2.96)%    12.63%         13.80%               1.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)...  $96,434    $29,278    $37,669    $13,659         $3,760              $2,268
 Ratio to average net as-
  sets of:
 Expenses, net of waivers
  and reimbursements.....      .95%       .95%       .95%      1.18%           .95%(e)             .95%
 Expenses, before waivers
  and reimbursements.....     1.23%      1.19%      1.40%      2.05%          4.20%(e)            6.99%
 Net investment income...      .52%       .55%       .42%       .22%           .96%(e)            1.18%
 Portfolio turnover rate.       32%        97%        38%        42%            14%                -0-
 Average commission rate
  paid(f)                   $.0609        -0-        -0-        -0-            -0-                 -0-

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                         DESCRIPTION OF THE PORTFOLIOS
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

The Fund currently has 19 Portfolios, 2 of which are offered by this Prospec-tus: the Premier Growth Portfolio and the Real Estate Investment Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of such Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to share-holders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose prin-cipal objective is assured income and conservation of capital.

The Portfolio will invest predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, care-fully selected, high-quality U.S. companies that, in the judgment of the Ad-viser, are likely to achieve superior earnings growth. The Portfolio invest-ments in the 25 such companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Portfolio's net assets. Normally, approximately 40 companies will be represented in the Port-folio's investment portfolio. The Portfolio thus differs from more typical eq-uity mutual funds by investing most of its assets in a relatively small number of intensively researched companies.

The Portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio defines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry posi-tions, excellent balance sheets and the ability to demonstrate superior earn-ings growth. As one of the largest multi-national investment firms, the Ad-viser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lateral structure of the Adviser's research organization and constant communication among the ana-lysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recogni-tion of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valua-tions.

The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the se-lection process for the Portfolio with each portfolio manager in the Group se-lecting the 25 such companies which appear to the manager to be most attrac-tive at their current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Fund's in-vestment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

In the management of the Portfolio's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Portfolio's positions. The Portfolio will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully in-vested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to posi-tions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's

500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of pub-licly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES   OF PREMIER GROWTH PROTFOLIO

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Port-folio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the

Portfolio's total assets. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a se-curity except that, rather than the right to take or make delivery of a secu-rity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commer-cial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of com-mon stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Se-curities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations -- Mortgage-Backed Securities" below for a description of these and other risks.

As to any investment in Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser be-lieves that the primary determinant of this capability is the economic viabil-ity of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their mar-ket price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the secu-rities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to pur-chase for the Portfolio Real Estate Equity Securities of companies whose un-derlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real es-tate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to invest-ment companies such as the Portfolio, REITs are not taxed on income distrib-uted to shareholders provided they comply with several requirements of the In-ternal Revenue Code of 1986, as amended ("the Code"). The Portfolio will indi-rectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of Real Estate Equity Securities. Value added management will further distinguish the most attractive Real Estate Equity Se-curities. The Portfolio's research and investment process is designed to iden-tify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection and securities analysis.

The universe of property-owning real estate industry firms consists of approx-imately 115 companies of sufficient size and quality to merit consideration for investment by the Portfolio. In implementing the Portfolio's research and investment process, the Adviser will avail itself of the consulting services of Koll Investment Management, a division of Koll Real Estate Services ("Koll"), a national real estate investment and property manager that oversees a 1,000 property portfolio. As consultant to the Adviser, Koll provides access to a proprietary model (Koll's National Real Estate Index) that analyzes the approximately 9,000 properties owned by these companies. Using proprietary da-tabases and algorithms, Koll analyzes local market rent, expense and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 300 asset-type specific geographic markets are analyzed and ranked on a rela-tive scale by Koll in compiling its REIT . Score database. The relative at-tractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Fund" for more information about Koll.

Once the universe of real estate industry companies has been distilled through the market research process, Koll's local market presence provides the capa-bility to perform site specific inspections of key properties. This analysis examines specific property location, condition, and sub-market trends. Koll's use of locally based real estate professionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can immediately be put in the context of local market events. Only those com-panies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with man-agement of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. The Adviser will make extensive use of Koll's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is com-bined with property market trends and used to project future earnings poten-tial.

The Adviser believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through se-curities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation inter-ests in pools of residential mortgage loans and are issued by U.S. governmen-tal or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government Na-tional Mortgage Association ("Ginnie Mae"), the Federal National Mortgage As-sociation ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and in-terest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certifi-cates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obliga-tions. Mortgage-

Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certifi-cates in various ways. Each class of CMOs or REMIC certificates, often re-ferred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Gen-erally, interest is paid or accrues on all classes of CMOs or REMIC certifi-cates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residu-al" interest shares of beneficial interest in REMIC trusts although the Port-folio does not intend to invest in residual interests.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of pre-payments on mortgage cash flows. See "Certain Risk Considerations" below for a more complete description of the characteristics of Mortgage-Backed Securities and associated risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Services ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deterio-rating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of com-panies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral or placed in a segregated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES   OF REAL ESTATE INVESTMENT
PORTFOLIO

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convert-ible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower in-terest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will de-cline. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Port-folio may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Portfolio's obligation to replace the borrowed security will be secured by col-lateral deposited with a broker-dealer qualified as a custodian and will con-sist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will real-ize a short-term capital gain. Any gain will be decreased, and any loss in-creased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes."

 CERTAIN RISK CONSIDERATIONS APPLICABLE TO THE   REAL ESTATE INVESTMENT
PORTFOLIO

The Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Estate Equity Securities and does have a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associ-ated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possi-ble lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natu-ral disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a de-fault on securities the Portfolio owns, the receipt of such income may ad-versely affect the Portfolio's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes." Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servic-ing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to de-cline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradu-ally align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to inter-est rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historical-ly, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on ad-justable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market inter-est rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed income securities. The major differences typically in-clude more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of prin-cipal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mort-gage loans may be subject to a greater rate of principal prepayments in a de-clining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mort-gage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Secu-rities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled pre-payments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mort-gage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securi-ties as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch Investors Service, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying de-grees of difference in credit risk of securities within each rating category.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to both Portfolios:

 REPURCHASE AGREEMENTS

The Portfolios may enter into agreements pertaining to U.S. Government Securities. The Real Estate Investment Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers. There is no percentage restriction on the ability of the Real Estate Investment Portfolio to enter into repurchase agreements; it currently intends to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexi-bility in pursuit of investment of a longer-term nature.

Each Portfolio requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a speci-fied security on or before a fixed date, at a predetermined price. The Premier Growth Portfolio may not write call options unless the Portfolio at all times during the option period owns the optioned securities, or securities convert-ible or carrying rights to acquire the optioned securities at no additional cost. The Premier Growth Portfolio may not write covered call options in excess of 25% of its assets.

The Premier Growth Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on national securities exchanges increases the likelihood of the Portfolio being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect closing purchase transactions at any par-ticular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of the Portfolio, espe-cially during periods when market prices of the underlying securities appreci-ate.

 LOANS OF PORTFOLIO SECURITIES

Both Portfolios may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securities, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolios will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. The Directors will monitor the lending of securities by each Portfolio. No more than 30% of the value of the assets of the Premier Growth Portfolio, and 25% in the case of the Real Estate Investment Portfolio, may be loaned at any time. Neither Portfolio will lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

The Premier Growth Portfolio may invest in listed and unlisted foreign securi-ties. Both Portfolios of the Fund may invest in foreign securities without lim-itation, although the Premier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American compa-nies. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio may enter into forward for-eign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

The Real Estate Investment Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. To the extent the Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the Fund's Custodian liq-uid assets having an aggregate net asset value at least equal to the full amount accrued daily of the portfolio's obligations with respect to any caps and floors. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such val-uation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables the Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

The Real Estate Investment Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to re-ceive or deliver a security subject to a forward commitment prior to the set-tlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Real Estate Investment Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated pe-riod of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approxi-mately 0.5% of the aggregate purchase price of the security which the Portfo-lio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis. The Portfolio will limit its in-vestment in such commitments so that the aggregate purchase price of the secu-rities subject to the commitments will not exceed 25% of its assets taken at the time of acquisition of such commitment. The Portfolio will at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the secu-rity underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security de-clines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will there-after be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, neither Port-folio will maintain more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and investment restrictions, illiquid securities include, among others, (a) direct place-ments or other securities which are subject to legal or contractual restric-tions on resale or for which there is no readily available market (e.g., trad-ing in the security is suspended or, in the case of unlisted securities, mar-ket makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not termina-ble within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual re-strictions on resale but have a readily available market are not deemed illiq-uid for purposes of this limitation. The Adviser will monitor the liquidity of such securities under the supervision of the Board of Directors. See the Statement of Additional Information for further discussion of illiquid securities.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cat-egory.

 INVESTMENT IN FIXED-INCOME SECURITIES   RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the Real Estate Investment Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objec-tive and policies.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio may assume a temporary defensive position and invest without limit in high grade fixed income securities or hold its assets in cash equivalents, includ-ing (i) short-term obligations of the U.S. Government and its agencies or in-strumentalities, (ii) certificates of deposit, bankers' acceptances and inter-est-bearing savings deposits of banks having total assets of more than $1 bil-lion and which are members of the Federal Deposit Insurance Corporation, and
(iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an out-standing debt issue rated AA or higher by S&P or Aa or higher by Moody's.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments and short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the Statement of Addi-tional Information.

 PORTFOLIO TURNOVER

Generally, the Fund's policy with respect to turnover of securities held in the Portfolios is to purchase securities for investment purposes and not for the purpose of realizing short-term trading profits or for the purpose of ex-ercising control. When circumstances warrant, however, securities may be sold without regard to the length of time held.

The annual portfolio turnover rate of the Premier Growth Portfolio may be in excess of 100%. The Adviser anticipates that the Real Estate Investment Port-folio's annual rate of turnover will not exceed 100%. A 100% annual portfolio turnover rate would occur, for example, if all of the stocks in a portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capi-tal appreciation as a basic policy, and may result in correspondingly greater brokerage commissions being paid by the Portfolio and a higher incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes." In order to continue to qualify as a regulated investment company for Federal tax pur-poses, less than 30% of the annual gross income of a Portfolio must be derived from the sale of securities held by the Portfolio for less than three months.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Premier Growth Portfolio, these fundamental in-vestment policies provide that the Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if imme-diately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation;
(ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits. For purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry; (iv) borrow money, except that the Portfolio may borrow money only for extraordinary or emergency pur-poses and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, ex-cept as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of the Portfolio); (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Real Estate Investment Portfolio these fundamental poli-cies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumen-talities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfo-lio owns more than 25% of the outstanding securities of any one class of secu-rities of such issuer; (iii) invest 25% or more of its total assets in the se-curities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will in-vest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real es-tate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet re-demption requests, in an amount not exceeding 5% of the value of its total as-sets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

                            MANAGEMENT OF THE FUND
DIRECTORS

John D. Carifa, Chairman of the Board and President, is President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Cap-ital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1992.

Ruth Block is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). She was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1992.

David H. Dievler was formerly President of the Fund, and a Senior Vice Presi-dent of ACMC, with which he had been associated since prior to 1992. He is currently an independent consultant.

John H. Dobkin is President of Historic Hudson Valley (historic preservation) since prior to 1992. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC.

William H. Foulk, Jr. is an investment adviser and an independent consultant. He was formerly a Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1992.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation since prior to 1992. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1992. He is president and Chief Executive Officer of Wenonah Development Company (investments) and a Di-rector of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a partner at Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm. He was also a Trustee of the Mu-seum of the City of New York from 1977-1995.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser principally responsible for the Premier Growth Portfolio's investment program since its inception is Alfred Harrison, who is Vice Chairman of ACMC, with which he has been associated since prior to 1992. The employee of the Adviser principally responsible for the Real Estate Investment Portfolio's investment program since its inception is

Daniel G. Pine. Mr. Pine, who is a Senior Vice President and Research Analyst of ACMC, with which he has been associated since May of 1996. Prior thereto, Mr. Pine was Senior Vice President of Desai Capital Management since prior to 1992.

In providing advisory services to the Real Estate Investment Portfolio and other clients investing in real estate securities, the Adviser has access to the research services of Koll Investment Management, the Investment Management Division of Koll, which acts as a consultant to the Adviser with respect to the real estate market. As a consultant, Koll provides to the Adviser, at the Adviser's expense, such in-depth information regarding the real-estate market, the factors influencing regional valuations and analysis of recent transac-tions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. Koll will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Port-folio nor will it be responsible for making investment decisions involving Portfolio assets.

Koll is one of the largest fee-based property management firms in the United States as well as one of the largest publishers of real estate research, with approximately 2,600 employees nationwide. Koll will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 115 REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 9,000 individual properties owned by these companies. REIT . Score is in turn based on Koll's National Real Estate Index which gathers, ana-lyzes and publishes targeted research data for the 65 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as Koll's proprietary database of 45,000 commercial property transactions repre-senting over $250 billion of investment property and over 2,000 tracked prop-erties which report rent and expense data quarterly. Koll has previously pro-vided access to its REIT . Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications, and the Portfolio and another mutual fund managed by the Adviser are currently the only mutual funds available to retail investors that have access to Koll's REIT . Score model.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1996 totaling more than $182 billion (of which approximately $63 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by the Ad-viser comprising 110 separate investment portfolios currently have over two million shareholders. As of December 31, 1996, the Adviser was retained as an investment manager by 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

Premier Growth Portfolio        1.000%
Real Estate Investment
Portfolio                        .900%

The fees are accrued daily and paid monthly. For the year ended December 31, 1996, the Adviser received no net advisory fees from the Real Estate Invest-ment Portfolio. For the year ended December 31, 1996 the Adviser received an advisory fee from the Premier Growth Portfolio equal to .72%, of its average net assets.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

For the year ended December 31, 1996, the ordinary operating expenses of the Premier Growth Portfolio was .95% of its average net assets, all net of volun-tary expense reimbursements.

                       PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be ef-fected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reason-ably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of secu-rity holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Premier Growth Portfolio and Real Estate Investment Portfolio will each de-clare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of such Portfolios.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distri-butions paid to the Fund and subsequently distributed to shareholders is a re-turn of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calen-dar year.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Rev-enue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net cap-ital gains are distributed to the separate accounts of insurance companies which hold its shares.
Under current tax law, capital gains or dividends from either Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the appli-cable diversifica-tion requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its propor-tionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolios owned by a segregated asset account of a life insurance com-pany will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Premier Growth Portfolio are normally effected by brokers and those for the Real Estate Investment Portfolio through issuers, underwriters or major dealers acting as principals and by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR AND DIVIDEND-DISBURSING AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar and dividend-disbursing agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded as having pre-dominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  C1: The rating C1 is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic condi-tions.

  A+, A, A-: Protection factors are average but adequate. However, risk fac-tors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suf-ficient for prudent investment. Considerable variability in risk during eco-nomic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate ac-cording to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD represents the highest po-tential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

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